Exhibit 10.10

LEASE AGREEMENT

THIS LEASE AGREEMENT is made and entered into on this 8 day of Aug. 2013, by and between PDL PRATT ASSOCIATES, LLC a Maryland Limited Liability Company having an office at 32 Lafayette Place, Greenwich, Connecticut 06830, hereinafter called “Landlord” and CERECOR, INC., a Delaware Corporation having an office at 2400 Boston Street, Suite 324, Baltimore, Maryland 21224, hereinafter called “Tenant”.

W I T N E S S E T H:

1.1                               For purposes of this Lease and all agreements supplemental to this Lease, the following terms shall have the respective meanings set forth in this Section:

Additional Rent: As defined in Section 5.1.

Base Operating Factor: As defined in Section 7.1.

Base Tax Factor: As defined in Section 6.1.

Basic Rent: As defined in Section 5.1.

Building: As defined in Section 2.1.

Building Equipment: All machinery, equipment, personal property, fixtures and systems of every kind and nature whatsoever now or hereafter attached to or used in connection with the operation or maintenance of the Building, including, without limitation, all electrical, heating, mechanical, sanitary, sprinkler, utility, power, plumbing, cleaning, fire prevention, refrigeration, ventilating, air cooling, air-conditioning and elevator systems and equipment and any and all renewals and replacements of any thereof; but excluding (i) Tenant’s Property, (ii) property of any other tenant, (iii) property of contractors servicing the Building and (iv) improvements for water, gas, steam and electricity and other similar equipment owned by any public utility company or any governmental agency or body.

Business days: As defined in Section 14.1.

Business hours: As defined in Section 14.1.

Building services: As set forth in Article XIV.

Common Area: The areas of the Building intended for the general common use and benefit of all tenants of the Building, including, without limitation, all stairs, landings, roofs, utility and mechanical rooms and equipment, service closets, corridors, elevators, lobbies, lavatories and other public parts of the Building.

Common Facilities: The Common Area and the Building Equipment.

Commencement Date: As defined in Section 3.1.

Escalation Year: Each 12-month period commencing on March 1 which shall include any part of the Term.

Event of Default: As defined in Section 20.1.

Expiration Date: As defined in Section 3.1.

Fixtures: All fixtures, equipment, improvements and appurtenances attached to or built into the Premises at the commencement of or during the Term, whether or not at the expense of Tenant, including, without limitation, all electrical, plumbing, heating and sprinkling equipment and fixtures, outlets, venetian blinds, partitions, railways, gates, doors, vaults, paneling, molding, shelving, radiator enclosures, cork, rubber, linoleum and composition floors, ventilating, silencing, air-conditioning and cooling equipment, and all fixtures, equipment, improvements and appurtenances of a similar nature or purpose (specifically excluding moveable partitions) whether or not attached to or built into the Premises.

Improvements: All improvements, alterations, additions, installations, substitutions, betterments and decorations, made by or on behalf of Tenant, including, without limitation Tenant’s Work.

herein, hereof, hereby, hereunder and words of similar import: Refer to this Lease as a whole and not to any particular Article or Section unless expressly so stated.

Insurance Requirements: All requirements of any insurance policy covering or applicable to all or any part of the Project or the Premises or the use thereof, all requirements of the issuer of any such policy and all orders, rules, regulations, recommendations and other requirements of the local board of fire underwriters or any other body exercising the same or similar functions and having jurisdiction or cognizance of all or any part of the Project or the Premises.

Land: As defined in Section 2.1.

Landlord’s Statement: An instrument containing a computation of any additional Rent due pursuant to the provisions of Article VI or Article VII.

Landlord’s Work: As defined in the Work Letter.

Legal Requirements: Laws, statutes and ordinances (including building codes and zoning regulations and ordinances) and the orders, rules, regulations, directives and requirements of all federal, state, county and city departments, bureaus, boards, agencies, offices, commissions and other subdivisions thereof, or of any official thereof, or of any other governmental, public or quasi-public authority, whether now or hereafter in force, which may be applicable to the Project or the Premises or any part thereof and all requirements, obligations and conditions of all instruments of record affecting the Project, including without limitation (i) the Disposition Agreement, dated June 19, 1974, between Area 9A Associates and the Mayor and City Council of Baltimore recorded among the Land Records of Baltimore City, Maryland, in Liber 3141,

Folio 347, as amended by agreement dated June 19, 1974, recorded among said Land Records in Liber 3141, Folio 387, (ii) the Disposition Agreement dated as of March 4, 1981, among Landlord, The Mayor and City Council of Baltimore and Charles Center - Inner Harbor Management, Inc., recorded among said Land Records in Liber 4026, Folio 129, and (iii) the Inner Harbor Project I Renewal Plan, approved June 16, 1967, as amended. The use restrictions applicable to the Premises contained in said Disposition Agreements and Renewal Plan are set forth on Exhibit D hereto

Net Rent: As defined in Paragraph (c) of Section 21.3.

Operating Expenses: As defined in Section 7.1.

Parking Garage: The multi-level parking garage on the parcels of land adjacent to the Land to the north.

Project: The Land, the Building, the Parking Garage and all easements, rights, privileges and appurtenances thereto, including without limitation, all rights and easements granted by the City of Baltimore in and to the public park area adjacent to the Land on the south and west and in and to the pedestrian overpass over Pratt Street from the Project.

Premises: As defined in Section 2.1.

Premises Area: Shall be deemed to be 6,213 square feet

Public Areas: As defined in Exhibit E.

Real Property: The Land and the Building.

Rent: As defined in Section 5.1.

Rules and Regulations: As defined in Section 28.1

Successor Landlord: As defined in Section 24.4.

Superior Lease: Any present or future ground lease, operating lease, superior lease, overriding lease or underlying lease or grant of term of the Real Property, or any part thereof, and any renewals, modifications, replacements, substitutions and extensions thereof.

Superior Lessor: The landlord under a Superior Lease.

Superior Mortgage: Any mortgage or building loan agreement, including leasehold mortgages and spreader and consolidation agreements, which may now or hereafter affect the Real Property, or any part thereof, or a Superior Lease, and any renewals, modifications, replacements, substitutions and extensions thereof.

Superior Mortgagee: The holder of a Superior Mortgage.

Taxes: As defined in Section 6.1.

Tenant’s Operating Payment: As defined in Section 7.2.

Tenant’s Property: All Fixtures, Improvements, trade fixtures, furniture, furnishings and other personal property (i) installed at the sole expense of Tenant, or anyone claiming through or under Tenant, (ii) with respect to which Tenant, or anyone claiming through or under Tenant, has not been granted any credit or allowance by Landlord, (iii) which are removable without material damage to the Premises and (iv) which are not replacements of any property ofLandlord, whether any such replacement is made at Tenant’s expense or otherwise.

Tenant’s Proportionate Share: 3.84%.

Tenant’s Tax Payment: As defined in Section 6.2.

Tenant’s Work: As defined in the Work Letter.

Term: As defined in Section 3.1.

Transferee: As defined in Section 31.9.

Unavoidable Delays: Any delays caused by Tenant, war, civil commotion, riot, acts of God, strikes or other labor disputes, governmental restrictions, regulations or actions, fire or other casualty, shortage or unavailability of labor or materials obtainable on reasonable terms or any other factors beyond the control of Landlord, whether similar or not to any of those listed above.

Work Letter: As defined in Section 4.1 and set forth on Exhibit C.

ARTICLE II

PREMISES

2.1                               Landlord hereby leases to Tenant and Tenant hereby hires from Landlord certain premises consisting of a portion of the Sixth Floor, as substantially set forth on Exhibit A hereto (“Premises”), of the building (“Building”) constructed on the parcels of land and the air rights parcel described on Exhibits B and B-1 hereto (collectively, “Land”) being a portion of the block bounded by Pratt, Commerce, Lombard and Gay Streets, in the City of Baltimore, State of Maryland, together with the right to the use of and benefit from, in common with others, the Common Facilities.

ARTICLE III

LEASE TERM

3.1                               The term of this Lease (“Term”) shall commence on the earlier of (i) the date on which Tenant occupies all or any portion of the Premises for the conduct of its business or (ii) the later of (a) October 1, 2013 and (b) the date that Landlord substantially completes the Landlord’s Work pursuant to the Work Letter (“Commencement Date”) and shall end at midnight on the last day of the month which is five (5) years and three (3) months after the

Commencement date (“Expiration Date”), unless the Term shall be extended pursuant to Section 31.17 or shall sooncr terminate pursuant to any of the terms of this Lease or pursuant to law. Tenant may enter the Premises fifteen (15) days prior to the Commencement Date to install its furniture and equipment.

ARTICLE IV

CONSTRUCTION AND ACCEPTANCE
OF THE PREMISES

4.1                               Landlord agrees to perform work and make installations in the Premises (“Landlord’s Work”), if any, to the extent set forth on Exhibit C hereto (“Work Letter”). Landlord shall endeavor in good faith to substantially complete the Landlord’s Work by October 1, 2013.

4.2                               Tenant shall be granted early access to the Premises at least fifteen (15) days prior to the anticipated Commencement Date for the installation of furniture, wiring and cabling. Such each access shall not be deemed to be acceptance of the Premises by Tenant and shall not trigger Tenant’s rent obligations hereunder. In the event that Tenant occupies the Premises or any portion thereof for the operation of Tenant’s normal business prior to the Commencement Date, Tenant shall be deemed to have accepted the Premises, or such portion, and to have acknowledged that the same and the Building fully comply with Landlord’s obligations hereunder to construct and deliver the Premises, or such portion. Landlord shall have the right to enter the Premises to complete or repair any unfinished items or defects and entry by Landlord, its agents, servants, employees or contractors for such purpose shall not constitute an actual or constructive eviction in whole or in part, or entitle Tenant to any abatement or diminution of rent or relieve Tenant of any of its obligations under this Lease, or impose any liability upon Landlord or its agents, servants, employees or contractors.

4.3                               Landlord and Tenant each agree that at the request of either, they will execute and deliver a confirmatory agreement acknowledging that Tenant has accepted possession of the Premises and that this Lease is operative, and reciting the Commencement Date and the Expiration Date.

ARTICLE V

RENT

5.1                               Commencing on the first day of the fourth full month of the Term (‘‘Rent Commencement Date”) Tenant shall pay to Landlord without notice or demand or set-off, in lawful money of the United States of America, by check drawn on a bank or trust company having an office in either the State of Maryland, the State of Connecticut or the State of New York, at the office of Landlord or at such other place as Landlord may reasonably designate, the following sums (collectively, “Rent”):

(a)                                 Fixed Rent (“Basic Rent”) at the rate of One Hundred Forty-Two Thousand Eight Hundred Ninety-Nine ($142,899.00) Dollars per year payable in monthly installments of Eleven Thousand Nine Hundred Eight ($11,908.00) Dollars. Commencing on the first anniversary of the Commencement Date and on each anniversary thereafter, Basic Rent shall increase by two and one-half (2.5%) percent over the prior year’s Basic Rent.

(b)                                 Additional rent (“Additional Rent”) consisting of all other sums of money as shall become due from and be payable by Tenant hereunder (for default in the payment of which Landlord shall have the same remedies as for a default in the payment of Basic Rent).

5.2                               Basic Rent shall be payable in advance in equal monthly installments beginning on the Rent Commencement Date and continuing on the first day of each calendar month thereafter during the Term. If the Commencement Date is other than the first day of a month, Basic Rent for the first partial month shall be pro-rated and shall be paid with the installment of Basic Rent due for the fourth (4th) full month of the Term. If the Expiration Date is other than the last day of a calendar month, the Basic Rent for the last month shall be pro-rated. If any installment of Basic Rent remains unpaid for a period of 10 days after notice of such default or any payment of Additional Rent remains unpaid for a period of 15 days after notice of such default, Tenant shall pay (i) a late charge equal to 4% of said installment [except that such late charge will not be imposed on the first late installment] and (ii) interest thereon at a rate equal to the lesser of 2% per annum above the rate from time to time announced by Bank of America or any successor thereto in Baltimore as its “prime rate” or the maximum legal rate then prevailing, from the date on which such installment or payment is due to the date of payment thereof, and such interest shall be deemed to be Additional Rent.

ARTICLE VI

TAX PAYMENTS

6.1                               For purposes of this Lease:

A.                                    The term “Base Tax Factor” shall mean Taxes, as hereafter defined, for the Tax Year July 1, 2013 through June 30, 2014.

B.                                    The term “Taxes” shall mean all real estate taxes, improvement district taxes, assessments (special or otherwise), ad valorem charges, front foot benefit charges, water and sewer rents, rates and charges (other than charges which are based on consumption and included in Operating Expenses), city and county taxes, minor privilege permits and any other governmental liens, impositions or charges of a similar or dissimilar nature, whether general, special, ordinary, foreseen or unforeseen, and any payments in lieu of such charges, which may be levied, assessed or imposed on or with respect to all or any part of the Real Property by the City of Baltimore, State of Maryland, or any other taxing authority, whether or not the same constitute on or more tax lots. If, however, by law, any assessment may be divided and paid in installments, then, for the purposes of this Article, (i) such assessment shall be deemed to have been so divided, (ii) such assessment shall be deemed payable in the maximum number of installments permitted by law; and (iii) there shall be deemed included in Taxes for each Escalation Year the installment(s) of such assessment becoming payable during such Escalation Year, together with interest payable during such Escalation Year on such installment(s) and on all installments thereafter becoming due as provided by law, all as if such assessment had been so divided. If at any time during the Term the methods of taxation prevailing at the date hereof shall be altered so that in lieu of or as an addition to or as a substitute for the whole or any part of the Taxes now levied, assessed or imposed on all or any part of the Real Property, there shall be levied, assessed or imposed (i) a tax, assessment, levy, imposition or charge based on the rents received therefrom whether or not wholly or partially as a capital levy or otherwise, or (ii) a tax, assessment, levy, imposition or charge measured or based in whole or in part upon all or any part of the Real Property and imposed on Landlord, or (iii) a license fee measured by the rent payable by Tenant or Landlord, or (iv) any other tax, levy, imposition, charge or license fee however described or imposed, then all such taxes, assessments, levies, impositions, charges or license fees or the part thereof so measured or based, shall be deemed to be Taxes. In no event, however, shall Tenant be required to pay Landlord’s income taxes unless such income tax is in lieu of or partial substitution for Taxes.

6.2                               A.                                    If Taxes payable in any Escalation Year falling wholly or partially within the Term shall be in such amount as shall constitute an increase above the Base Tax Factor, Tenant shall pay as Additional Rent for such Escalation Year a sum (“Tenant’s Tax Payment”) equal to Tenant’s Proportionate Share of the amount by which Taxes for such Escalation Year exceed the Base Tax Factor. For purposes of calculating the taxes payable in the First Escalation Year only, any increase in taxes taking place during such Escalation Year shall be deemed to have occurred on December 1.

B.                                    Landlord shall furnish to Tenant prior to the commencement of each Escalation Year, or partial Escalation Year, a Landlord’s Statement setting forth Tenant’s Tax Payment for such Escalation Year. Tenant’s Tax Payment shall commence as of the first day of the relevant Escalation Year and shall be payable in 12 equal monthly installments, in advance, on the first day of each month during such Escalation Year based on Landlord’s Statement. If Landlord’s Statement for any Escalation Year is furnished to Tenant after commencement of such Escalation Year, then (i) until the first day of the month following the month in which Landlord’s Statement is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month an amount equal to 1/12th of Tenant’s Tax Payment for the preceding Escalation Year; (ii) promptly after the Landlord’s Statement for such Escalation Year is furnished to Tenant or together therewith, Landlord shall give notice to Tenant stating whether the installments of Tenant’s Tax Payment previously made for such Escalation Year were greater or less than the installments of Tenant’s Tax Payment to be made for such Escalation Year in accordance with Landlord’s Statement, and if there shall be a deficiency, Tenant shall pay the amount together with the next installment of Basic Rent becoming due hereunder, or if there shall have been an overpayment, Landlord shall credit the amount thereof against subsequent payments under this Section 6.2, (or, if the Term has expired, and Tenant has no further obligation to Landlord under this Lease, pay the same in cash to Tenant within thirty (30) business days); and (iii) on the first day of the month following the month in which Landlord’s Statement is furnished to Tenant, and monthly thereafter throughout the remainder of such Escalation Year, Tenant shall pay to Landlord an amount equal to 1/12th of Tenant’s Tax Payment for such Escalation Year shown on Landlord’s Statement. If there shall be any increase in Taxes for any fiscal tax year falling wholly or partially within an Escalation Year, whether during or after such Escalation Year, of if there shall be any decrease during any Escalation Year in the taxes for any fiscal tax year falling wholly or partially within such Escalation Year, Landlord shall furnish to Tenant a revised Landlord’s Statement for such Escalation Year, and

Tenant’s Tax Payment for such Escalation Year shall be adjusted and paid or refunded, as the case may be, substantially in the same manner as provided in the preceding sentence. Any Additional Rent payable by Tenant pursuant to this Section 6.2 shall be collectible by Landlord in the same manner as Basic Rent. Notwithstanding anything to the contrary contained in this Subsection 6.2B., Tenant shall be permitted at Tenant’s option to make Tenant’s Tax Payment in a lump sum rather than monthly, if, and so long as, (i) such is permitted by the Superior Mortgagee (as hereinafter defined) and (ii) Tenant shall have made each and every payment within fifteen (15) days after request by Landlord therefor, and provided that such lump sum payment shall be made prior to the date on which the taxes for such Escalation Year would be payable to the taxing authority without penalty, assuming payment thereof were made in full and not in installments.

C.                                    If, as a result of any application or proceeding brought by or on behalf of Landlord for reduction in the assessed valuation of the Real Property affecting any Escalation Year, there shall be a decrease in Taxes for any Escalation Year with respect to which Landlord shall have previously rendered a Landlord’s Statement, Landlord’s Statement next following such decrease shall include an adjustment for such Escalation Year reflecting such decrease in Taxes (less all costs and expenses, including counsel fees, incurred by Landlord in connection with such application or proceeding) but in no event shall such adjustment result in a credit to Tenant in excess of Tenant’s Tax Payment for such Escalation Year. If prior to the rendering by Landlord of Landlord’s Statement next following such decrease in Taxes the Expiration Date of this Lease has occurred and Tenant has vacated the Premises and has no further obligations to Landlord hereunder any adjustment in Tenant’s Tax Payment for such Escalation Year shall be refunded to Tenant. Nothing herein shall obligate Landlord to file any application or institute any proceeding seeking a reduction in assessed valuation.

6.3                               If the Rent Commencement Date or Expiration Date shall occur on a date other than March 1 or the last day of February, respectively, any Additional Rent under Section 6.2 for the Escalation Year in which the Rent Commencement Date of Expiration Date shall occur, as the case may be, shall be appropriately prorated. In the event of a termination of the Lease, any Additional Rent under this Article VI shall be paid or adjusted within 30 days after submission of a Landlord’s Statement. In no event shall Basic Rent ever be reduced by operation of this Article VI. The rights and obligations of Landlord and Tenant under the provisions of this Article VI with respect to any Additional Rent shall survive the Expiration Date or any sooner termination of the Term.

6.4                               A.                                    Landlord’s Statements with respect to Tenant’s Tax Payment shall be rendered to Tenant annually in accordance with the provisions of Section 31.12. Landlord’s failure to render Landlord’s Statements with respect to increases in Taxes for any Escalation Year shall not prejudice Landlord’s right to thereafter render a Landlord’s Statement with respect thereto or with respect to any subsequent Escalation Year. Nothing herein contained shall restrict Landlord from issuing Landlord’s Statements at any time during any Escalation Year that there is an increase in Taxes or at any time thereafter.

B.                                    Each Landlord’s Statement rendered pursuant to this Article VI shall be conclusive and binding upon Tenant unless, within 90 days after receipt of such Landlord’s Statement, Tenant shall notify Landlord that it disputes the correctness of Landlord’s

Statement, specifying the respects in which Landlord’s Statement is claimed to be incorrect. In the event that Landlord and Tenant are unable to resolve such dispute, the same shall be submitted to arbitration in accordance with the provisions of Article XXII hereof. Pending the determination of such dispute by agreement or arbitration, Tenant shall pay Additional Rent under this Article VI in accordance with the applicable Landlord’s Statement, and such payment shall be without prejudice to Tenant’s position. If the disputes shall be determined in Tenant’s favor, Landlord shall forthwith pay to Tenant the amount of Tenant’s overpayment of Additional Rent resulting from compliance with Landlord’s Statement.

6.5                               Tenant shall be liable for all taxes levied against Tenant’s Property and for all sales, use or excise taxes levied against Tenant or Tenant’s Property. If any such taxes for which Tenant is liable are levied against Landlord, the Real Property, the Project or any of Landlord’s other property and if Landlord elects to pay the same, or if the assessed value of the Real Property, the Project or Landlord’s other property is increased by inclusion of Tenant’s Property and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord, upon demand, as Additional Rent, that part of the aforesaid taxes attributable to Tenant’s Property. Landlord shall give Tenant notice of the inclusion of Tenant’s Property in any assessment of Real Property, the Project, or Landlord’s other property, sufficient to enable Tenant to protest the amount thereof, in Landlord’s name if necessary, but at Tenant’s expense.

ARTICLE VII

OPERATING EXPENSE ESCALATION

7.1                               For purposes of this Lease:

A.                                    The term “Base Operating Factor” shall mean Operating Expenses, as hereinafter defined, for the calendar year 2013.

B.                                    The term “Operating Expenses” shall mean all operating expenses of the Building and such additional facilities in subsequent years as may be determined by Landlord to be reasonably necessary or desirable for the management, maintenance or operation of the Real Property and all expenses and costs (but not specific costs which are allocated or separately billed to and paid by specific tenants) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with owning, operating, managing, painting, repairing, insuring and cleaning the Building. In determining the Operating Expenses, the costs shall be increased to the level that they would be if at least ninety five percent (95%) of the rentable area of the office portion of the Building were occupied. Operating Expenses shall be reasonably consistent with like expenses of other Class A buildings in the Inner Harbor area, but with variations resulting from building size, age of building, services provided and security needs based upon tenant mix. Operating Expenses shall include, but not be limited to, the following:

(i)                                     all supplies and material used, and labor charges incurred, in the operation, maintenance, decoration, repairing and cleaning of the Building, including janitorial service for all floor areas;

(ii)                                  cost of all equipment purchased or rented which is utilized in the performance of Landlord’s obligations hereunder, and the cost of maintenance and operation of any such equipment;

(iii)                               cost of all management, maintenance and service agreements for the Building and the equipment therein, including, without limitation, alarm service, security service, window cleaning, and elevator maintenance;

(iv)                              accounting costs, including the cost of audits by certified public accountants, and legal and engineering fees and expenses incurred in connection with the operation and management of the Real Property;

(v)                                 wages, salaries, commissions (exclusive of leasing commissions), and related expenses of all on-site and off-site agents or employees engaged in the operation, maintenance, security and the costs of management in the Building;

(vi)                              cost of all insurance coverage for the Building;

(vii)                           cost of repairs, replacements and general maintenance to the Building, structural or non-structural, including without limitation the mechanical, electrical and heating, ventilating and air-conditioning equipment and/or systems (excluding repairs and general maintenance paid by proceeds of insurance or by tenants or other third parties, and alterations attributable solely to tenants);

(viii)                        any and all Common Area maintenance or redecoration (including repainting) and exterior and interior landscaping;

(ix)                              cost of removal of trash, rubbish, garbage and other refuse from the Building as well as removal of ice and snow from the sidewalks on or adjacent to the Land;

(x)                                 amortization over the reasonable life thereof of the cost of capital improvements made to the Building subsequent to the Commencement Date which will improve operating efficiencies (including legal, architectural and engineering fees incurred in connection therewith) or, pursuant to any Legal Requirement or Insurance Requirement of which Landlord has received notice subsequent to the Commencement Date;

(xi)                              all charges for electricity (except as otherwise specifically paid for by individual tenants) and gas, water, sewerage service, heating, ventilation and air-conditioning and other utilities furnished to the Building;

(xii)                           every other expense which would be considered in accordance with GAAP as an expense of maintaining, operating, leasing, insuring, managing or repairing the Building: and

(xiii)                        15% percent of items (i) through (xii) above for overhead and administration.

Provided, however, that the foregoing costs and expenses shall exclude or have deducted therefrom, as the case may be,

(a)                                 advertising and promotional expenditures;

(b)                                 refinancing costs and mortgage interest and amortization payments;

(c)                                  attorneys’ fees and disbursements and court costs in connection with negotiating, drafting, disputing, or enforcing leases;

(d)                                 depreciation, except as provided above;

(e)                                  brokerage commissions;

(f)                                   costs incurred in performing work or furnishing services for any tenant (including Tenant), whether at such tenant’s or at Landlord’s expense, to the extent that such work or service is in excess of any work or service that Landlord is obligated to furnish Tenant at Landlord’s expense;

(g)                                  expenditures for any alteration, renovation, redecoration, subdivision, layout and finish of any tenant’s space in the Building performed in connection with initial occupancy of such space by a new tenant or in connection with a renewal of a lease for such space with the existing tenant thereof;

(i)                                     Taxes;

(j)                                    fines and penalties imposed for non-payment or delay in payment of Taxes, failure or delay in complying with Legal Requirements or Insurance Requirements or any requirements of any Superior Lease or Superior Mortgage; and

(k)                                 except as specifically provided for in subsection 7.01(x) above, costs incurred for capital improvements of any nature, includng without limitation, the planned improvements to the retail portions of the Building.

7.2                               A.                                    For each Escalation Year or any part thereof during the Term, Tenant shall pay as Additional Rent a sum (“Tenant’s Operating Payment”) equal to Tenant’s Proportionate Share of the amount by which Operating Expenses for such Escalation Year exceed the Base Operating Factor.

B.                                    Landlord shall furnish to Tenant, prior to the commencement of each Escalation Year or partial Escalation Year a written statement setting forth Landlord’s estimate of Tenant’s Operating Payment for such Escalation Year. Tenant shall pay to Landlord on the first day of each month during such Escalation Year an amount equal to 1/12th of Landlord’s estimate of Tenant’s Operating Payment for such Escalation Year. If, however, Landlord shall furnish any such estimate for an Escalation Year subsequent to the commencement thereof, then (i) until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this Section 7.2 in respect of the last month of the preceding Escalation Year; (ii) promptly alter such estimate is furnished to Tenant or together therewith, Landlord shall give notice to Tenant stating whether the installments of Tenant’s Operating Payment previously made for such Escalation Year were greater or less than the installments of Tenant’s Operating Payment to be made for such Escalation Year in accordance with such estimate, and if there shall be a deficiency, Tenant shall pay the amount thereof together with the next installment of Basic Rent becoming due hereunder, or if there shall have been an overpayment, Landlord shall credit the amount thereof against subsequent payments under this Section 7.2 (or if the Term has expired and Tenant has no further obligation to Landlord under the Lease, pay the same in cash to Tenant within thirty (30) business days); and (iii) on the first day of the month following the month in which such estimate is furnished to Tenant and monthly thereafter throughout the remainder of such Escalation Year, Tenant shall pay to Landlord an amount equal to 1/12th of Tenant’s Operating Payment shown on such estimate. Landlord may at any time or from time to time furnish to Tenant a revised statement of Landlord’s estimate of Tenant’s Operating Payment for such Escalation Year, and in such case, Tenant’s Operating Payment for such Escalation Year shall be adjusted and paid or refunded, as the case may be, substantially in the same manner as provided in the preceding sentence. Any Additional Rent payable to Tenant pursuant to this Section 7.2 shall be collectible by Landlord in the same manner as Basic Rent.

C.                                    After the end of each Escalation Year Landlord shall furnish to Tenant a Landlord’s Statement for such Escalation Year for computing Tenant’s Operating Payment. Each such year-end Landlord’s Statement shall be accompanied by a computation of operating expenses for the Building prepared by Landlord’s managing agent, showing various categories of operating expenses in reasonable detail, from which Landlord shall make the computation of Operating Expenses hereunder. If such Landlord’s Statement shall show that the sums paid by Tenant under Subsection 7.2(B) exceed the payments by Tenant of Tenant’s Operating Payment for such Escalation Year, Landlord shall promptly either refund to Tenant the amount of such excess or permit Tenant to credit the amount of such excess against subsequent payments under this Section 7.2, and if the Landlord’s Statement for such Escalation Year shall show that the sums so paid by Tenant were less than Tenant’s Operating Payment for such Escalation Year, Tenant shall pay the amount of such deficiency together with the next installment of Basic Rent becoming due hereunder.

7.3                               If the Rent Commencement Date or the Expiration Date shall occur on a date other than March 1 or the last day of February, respectively, any Additional Rent under Section 7.2 for the Escalation Year in which such Rent Commencement Date or Expiration Date shall occur, as the case may be, shall be appropriately prorated. In the event of a termination of this Lease, any Additional Rent under this Article VII shall be paid or adjusted within 30 days after submission of a Landlord’s Statement. In no event shall Basic Rent ever he reduced by operation of this Article VII. The rights and obligations of Landlord and Tenant under the provision of this Article VII with respect to any Additional Rent shall survive the Expiration Date or any sooner termination of the Term.

7.4                               A.                                    Landlord’s Statements with respect to Tenant’s Operating Payment shall be rendered in accordance with the provisions of Section 31.12. Landlord’s failure to render

Landlord’s Statements with respect to increases in Operating Expenses for any Escalation Year shall not prejudice Landlord’s right to thereafter render a Landlord’s Statement with respect thereto or with respect to any subsequent Escalation Year. Nothing herein contained shall restrict Landlord from issuing Landlord’s Statements at any time there is an increase in Operating Expenses during any Escalation Year or any time thereafter.

B.                                    Each Landlord’s Statement rendered pursuant to this Article VII shall be conclusive and binding upon Tenant unless within 30 days after receipt of such Landlord’s Statement Tenant shall notify Landlord that it disputes the correctness of Landlord’s Statement, specifying the particular respects in which Landlord’s Statement is claimed to be incorrect. In the event that Landlord and Tenant are unable to resolve such dispute, Tenant, at its expense, shall have the right to have its internal or independent auditors that are not being compensated on a contingency fee basis inspect Landlord’s accounting records in support of any statement sent to it by Landlord pursuant to Article 7 hereof, during Landlord’s regular business hours, at Landlord’s real estate accounting office in Baltimore, Maryland or such other location in the Baltimore vicinity designated by Landlord in writing, at any time not later than ninety (90) days after it receives any such statement by giving Landlord at least thirty (30) days’ prior written notice of its desire to do so provided that there shall be no more than one audit with respect to each such statement; however, neither the giving of such notice nor the disputing of the statement shall defer the time period specified in Section 7.2 above within which Tenant must pay the Additional Rent as billed in the statement. Tenant shall provide Landlord with a copy of the results of such audit within fifteen (15) days after the audit is completed. Should any audit undertaken by Tenant show errors or discrepancies on the part of Landlord, Landlord and Tenant shall engage in good faith negotiations to resolve the same. If such audit indicates that Landlord has overstated the Operating Expenses by more than five (5%) percent and Landlord accepts the result of such audit, the overpayment shall be paid or credited to Tenant pursuant to Section 7.2 above, and Landlord shall pay the cost of the audit. In the event that Landlord and Tenant are unable to resolve any dispute regarding the audit results after good faith efforts for a period of sixty (60) days, the same shall be submitted to arbitration in accordance with the provisions of Article XXII hereof. Pending the determination of such dispute by agreement or arbitration. Tenant shall pay Additional Rent under this Article VII in accordance with the applicable Landlord’s Statement and such payment shall be without prejudice to Tenant’s position. If the dispute shall be determined in Tenant’s favor, Landlord shall forthwith pay or credit to Tenant the amount of Tenant’s overpayment of Additional Rent resulting from compliance with Landlord’s Statement.

ARTICLE VIII

USE OF THE PREMISES

8.1                               Tenant covenants that throughout the Tenn it will use the Premises for general, clerical, administrative and executive offices consistent with a first class office building in the Baltimore area and for no other purpose.

8.2                               Tenant, at its sole cost and expense, shall comply with all Legal Requirements and all Insurance Requirements relating to or affecting the Premises and shall give Landlord prompt notice of any lack of compliance with any of the foregoing, except that Tenant shall not be under any obligation to comply with any Legal Requirements or Insurance Requirements requiring any structural alteration of the Premises solely by reason of the use thereof for any of the permitted purposes specified in Section 8.1 unless said alteration (i) is necessitated by a condition which has been otherwise created by, or at the instance of, Tenant, (ii) is attributable to the use or manner of use to which Tenant puts the Premises, other than as permitted by Section 8.1, (iii) is required by reason of a breach of Tenant’s obligations hereunder, or (iv) is occasioned, in whole or in part by any act, omission or negligence of Tenant or any person claiming through or under Tenant, or any of their employees, agents, contractors, invitees or licensees. Tenant shall pay all costs, expenses, fines, penalties and damages which may be imposed upon Landlord or a Superior Lessor or a Superior Mortgagee by reason of or arising out of Tenant’s failure fully and promptly to comply with the provisions of this Section 8.2. Subject to the provision of this Article, Landlord, at its expense, shall comply with all other Legal Requirements and Insurance Requirements, but may defer compliance as long as Landlord shall be contesting the validity or applicability thereof.

8.3                               Tenant shall be solely responsible for obtaining any permits and/or licenses necessary for the conduct of its business in the Premises or any part thereof (including, without limitation, a certificate of occupancy or equivalent thereof necessary in connection with the making of Improvements to the Premises other than Improvements to be performed by Landlord pursuant to the Work Letter) and Tenant shall at all times comply with the terms and conditions of all such permits and licenses, but in no event shall failure by Tenant to procure and maintain such licenses or permits affect Tenant’s obligations hereunder. Landlord agrees to cooperate with Tenant in Tenant’s endeavor to procure such permits and licenses.

8.4                               Tenant shall operate and conduct its business at the Premises in an efficient, dignified, tasteful and reputable manner and in accordance with high standards of operation. All property kept, stored or maintained within the Premises by Tenant or anyone claiming through or under Tenant or any of their respective agents, employees or contractors shall be at Tenant’s sole risk.

8.5                               Tenant shall not use, occupy, suffer or permit the Premises, or any part thereof to be used in any manner, or suffer or permit anything to be brought into or kept therein, which would, in Landlord’s reasonable judgment, (i) violate any of the provisions of any Superior Lease (there being none as of the date of this Lease) or Superior Mortgage, (ii) violate any Legal Requirement or Insurance Requirement, (provided, however, that with respect to the foregoing clauses (i) and (ii) Tenant would have knowledge of any such violation), (iii) make void or voidable any insurance policy then in force with respect to the Real Property, the Premises or the Project, (iv) make unobtainable from reputable insurance companies authorized to do business in the State of Maryland at standard rates any fire insurance with extended coverage or liability, elevator, boiler or other insurance, (v) cause or be likely to cause, injury or damage to the Project or any part thereof, (vi) constitute a public or private nuisance, (vii) violate any certificate of occupancy for the Premises, the Building or the Project, (viii) emit or discharge objectionable noise, vibrations, fumes, vapors or odors into the Building or the Project, (ix) impair or interfere with any of the Building services, including the furnishing of electrical energy, or the proper and economical cleaning, heating, ventilating, air-conditioning or other servicing of the Building, the Premises or the Project (x) impair or interfere with the use of any other areas of the Building or the Project by, or occasion discomfort, annoyance or inconvenience to, Landlord or any other tenant, (xi) cause Tenant to default in any of its other obligations under this Lease or (xii) adversely affect the appearance, character or reputation of the Project as a first class office building retail-garage complex. If anything is done, omitted to be done, or suffered to be done by Tenant, or kept or suffered by Tenant to be kept in, upon or about the Premises that shall cause the rate of fire or other insurance on the Premises, the Building or the Project in companies acceptable to Landlord to be increased, Tenant shall pay the entire amount of such increase promptly upon Landlord’s demand therefor as Additional Rent. In determining whether increased premiums are a result of something done, omitted or suffered to be done or kept or suffered to be kept in, upon or about the Premises by Tenant, a schedule issued by the organization computing the insurance rate of the Building or the Project, as the case may be, showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up such rate.

8.6                               Tenant shall not place a load upon any floor that exceeds either the floor load per square foot that such floor was designed to carry or which is allowed by any Legal Requirement. Business machines and mechanical equipment in the Premises shall be placed and maintained by Tenant at the Tenant’s sole expense, in such manner as shall be sufficient, in Landlord’s reasonable judgment, to prevent vibration, noise, annoyance or inconvenience to Landlord and the other tenants.

ARTICLE IX

INTENTIONALLY OMITTED

ARTICLE X

ASSIGNMENT AND SUBLETTING

10.1                        Neither this Lease nor any part hereof, nor the interest of Tenant in any sublease or the rentals thereunder shall, by operation of law or otherwise, be assigned, mortgaged, pledged, encumbered or otherwise transferred by Tenant, Tenant’s legal representatives or successors in interest, and neither the Premises, nor any part thereof, nor any of Tenant’s Property shall be encumbered in any manner by reason of any act or omission on the part of Tenant or anyone claiming under or through Tenant, or shall be sublet or be used, occupied or utilized by anyone other than Tenant, without the prior consent of Landlord. A transfer of more than 50% in interest of Tenant (whether stock, partnership interest or otherwise), whether in a single transaction or a series of related or unrelated transactions, shall be deemed an assignment of this Lease. Any assignment, sublease, mortgage, pledge, encumbrance or transfer by Tenant in contravention of this Article X shall be void. If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after the occurrence of an Event of Default, collect rent from the assignee. subtenant or occupant, and apply the net amount collected to the Rent, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or an acceptance of the assignee, subtenant or occupant as tenant under this Lease, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or subletting shall not in any way be construed to relieve Tenant from obtaining the express consent of Landlord to any further assignment or subletting.

10.2                        No assignment or subletting consented to by Landlord shall be valid unless within 10 days after the execution thereof, Tenant shall deliver to Landlord (a) a duplicate original sublease, duly executed by Tenant and the subtenant, or instrument of assignment duly executed by Tenant, as the case may be, in form and substance satisfactory to Landlord and (b) in the case of an assignment, an instrument in form and substance satisfactory to Landlord, duly executed by the assignee, in which such assignee shall assume observance and performance of, and agree to be personally bound by, all of the terms. covenants and conditions of this Lease on Tenant’s part to be observed and performed.

10.3                        Notwithstanding anything contained in Section 10.1, in the event that, at any time or from time to time prior to or during the Term, Tenant desires to sublet all or any part of the Premises or assign its interest in this Lease, Tenant shall submit to Landlord:

(a)                                 in writing, the name and address of the proposed subtenant or assignee, a reasonably detailed statement of the proposed subtenant’s or assignee’s business, reasonably detailed character references for the proposed subtenant or assignee, reasonably detailed financial references for the proposed subtenant or assignee (including certified balance sheet and income statements for the proposed subtenant or assignee; in the case of the balance sheet, dated not more than 60 days prior to the date of its submission), and such other information with respect to the character, business and financial condition of the proposed subtenant or assignee as Landlord or any Superior Lessor or Superior Mortgagee, whose consent to such subletting or assignment is required, may request; and

(b)                                 a copy of the proposed sublease or assignment, and, within thirty (30) days after Landlord’s consent, if given, a fully executed copy of such sublease or assignment containing the same terms and conditions as the proposed sublease or assignment.

10.4                        Tenant agrees to pay Landlord all reasonable costs incurred by Landlord in connection with any subletting or assignment, including, without limitation, the costs of making investigations as to the acceptability of a proposed subtenant or assignee, and legal costs incurred in connection with any requested consent, not to exceed $2,500.

10.5                        (a)                                 Notwithstanding anything to the contrary contained in this Lease, (A) an assignment or subletting of all or a portion of the Premises to an affiliate of Tenant (an entity which is controlled by, controls, or is under common control with, Tenant as of the date of this Lease), (B) a sale of corporate shares of capital stock in Tenant in connection with an initial public offering of Tenant’s stock on a nationally-recognized stock exchange, (C) an assignment of the Lease to an entity which acquires all or substantially all of the stock or assets of Tenant, or (D) an assignment of the Lease to an entity which is the resulting entity of a merger or consolidation of Tenant during the Lease Term, shall not be deemed a Transfer requiring Landlord’s consent under this Article X (any such assignee or sublessee described in items (A) through (D) of this Section 10.5(a) hereinafter referred to as a “Permitted Transferee”), provided that (i) Tenant notifies Landlord at least ten (10) days prior to the effective date of any such assignment or sublease (or promptly following the same if prior notice is not permissible under applicable securities or other law) and promptly supplies Landlord with any documents or information reasonably requested by Landlord regarding such transfer or transferee as set forth above, (ii) Tenant is not in default, beyond any applicable notice and cure period, and such assignment or sublease is not, in Landlord’s determination, a subterfuge by Tenant to avoid its obligations under this Lease, (iii) such Permitted Transferee shall be of a character and reputation consistent with the quality of the Building, (iv) such Permitted Transferee shall have a tangible net worth (not including goodwill as an asset) computed in accordance with generally accepted accounting principles (“Net Worth”) at least equal to the Net Worth of Tenant on the day immediately preceding the effective date of such assignment or sublease, and (v) no assignment relating to this Lease, whether with or without Landlord’s consent, shall relieve Tenant from any liability under this Lease, and, in the event of an assignment of Tenant’s entire interest in this Lease, the liability of Tenant and such transferee shall be joint and several. “Control,” as used in this Section 10.5, shall mean the ownership, directly or indirectly, of at least fifty-one percent (51%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of at least fifty-one percent (51%) of the voting interest in, any person or entity.

(b)                                 Landlord shall not unreasonably withhold, delay or condition its consent to assignment of this Lease, or a subletting of all or any portion of the Premises, provided that: (i) the assignee or sublessee shall be an entity which in the reasonable judgment of Landlord, is reputable and financially responsible; (ii) the assignee or sublessee shall be engaged in an activity consistent with a Class A office building and shall not provide services directly to the general public at the Premises; (iii) the proposed assignee or sublessee shall not be then engaged in negotiations with Landlord for a lease of space in the Building; (iv) if rents or other charges required to be paid to Tenant by the assignee or sublessee (“Assignee Rent”) exceed the rents and other charges reserved hereunder, after deducting reasonable expenses of subletting, including rent concessions, leasehold improvement costs and brokerage commissions, (“Lease Rent”), Tenant shall pay to Landlord monthly as Additional Rent fifty (50%) percent of the difference between the Assignee Rent and the Lease Rent, and (v) no such assignment or subletting shall relieve Tenant of any of its obligations under this Lease.

ARTICLE XI

REPAIRS

11.1                        Tenant, at its sole cost and expense, shall take good care of the Premises and the Fixtures and Building Equipment therein and Tenant’s Property consistent with the operation of a first-class office building. Tenant shall pay to Landlord, promptly upon demand, all costs and expenses incurred by Landlord in connection with all repairs, replacements and alterations to the Premises and the Fixtures or the Building Equipment therein, whether such repairs, replacements and alterations are interior or exterior, structural or otherwise, ordinary or extraordinary, the need for which arises out of (i) the installation, use, operation or existence of Improvements or Tenant’s Property, (ii) the moving of Tenant’s Property or Improvements in or out of the Building or the Premises, (iii) the acts, omissions, negligence or misuse of Tenant or any of its subtenants or any of its or their employees, agents, contractors, licensees or invitees or their use or occupancy or manner of use or occupancy of the Premises (except fire or other casualty caused by Tenant’s negligence, if the fire or other casualty insurance policies insuring

Landlord are not invalidated and the rights of Landlord are not adversely affected by this provision) or (iv) the performance by Tenant of its obligations pursuant to the provisions of Section 8.2. Tenant, at its sole cost and expense. except where the necessity therefor has been occasioned by the gross negligence or willful acts of Landlord, it agents, employees or contractors, shall promptly replace scratched, damaged or broken doors and glass in and about the Premises and shall be responsible for all repairs and maintenance of wall and floor coverings in the Premises. Tenant shall promptly and diligently make all repairs in or to the Premises for which it is responsible and in any event within 30 days of receipt of written notice of the necessity therefor from Landlord. All repairs made by or on behalf of Tenant or any person claiming through or under Tenant shall be made and performed in conformity with the provisions of Article XV.

11.2                        Landlord shall keep the Building and Building Equipment in good order and repair and shall operate the Building as a first-class office building. Landlord, at its sole cost and expense, shall make all repairs and replacements, structural or non-structural, exterior or interior, ordinary or extraordinary, necessary to comply with the covenant contained in this Section 11.2, except for (a) repairs required to be made by Tenant pursuant to Section 11.1 and any other terms of this Lease, and (b) repairs of Tenant’s Property or Improvements not occasioned by Landlord’s negligence, Notwithstanding anything contained herein to the contrary, Landlord shall have no liability to Tenant under this Section unless and until 30 days after receipt of written notice from Tenant of the specific repair required to be made (which, in the case of an emergency, may be telephone notice confirmed in writing) or, in the event such repair cannot be effected within such 30 days period, within a reasonable time, under the circumstances, thereafter.

11.3                        All repairs and replacements made by either party shall be at least equal in quality of workmanship and material to the quality of workmanship and material found in the original construction of the Building or the Premises, as the case may be, and shall be consistent with the operation of a first-class office building.

ARTICLE XII

ACCESS

12.1                        Following reasonable advanced notice to Tenant, except in the case of an emergency, when no notice shall be required, Landlord or its representative, or designees, may enter the Premises at reasonable times under the circumstances, whether or not during business hours, to inspect the Premises, to enforce any provisions of this Lease, to make or cause to be made such repairs and improvements, or to perform such maintenance, including the maintenance of the Building Equipment, as may be required of Landlord hereunder or as Landlord may deem necessary or desirable, to cure defaults of Tenant pursuant to the rights granted Landlord under Article XXIII hereof, to repair any utility lines or system or systems servicing other parts of the Building or the Project, to rectify any condition in the Premises adversely affecting other occupants of the Building or the Project, to alter, renovate and decorate the Premises at any time during the Term if Tenant shall have removed all or substantially all of Tenant’s Property from the Premises, or, during the last twelve (12) months of the Term, to exhibit the Premises to others. Landlord or its representative may bring upon the Premises all things necessary to perform any work any work to be done in the Premises pursuant to this Section 12.1. Landlord agrees, however, that all such repairs, Improvements and maintenance shall be made with a minimum of inconvenience to Tenant and that Landlord will diligently proceed therewith to completion but without obligation to employ overtime labor and subject to Unavoidable Delays. If Tenant, its agents or employees shall not be present or shall not permit an entry into the Premises at any time when such entry shall be permissible, Landlord may use a master key (or master code, card or switch if Tenant’s security system is other than conventional locks and keys), or, in the case of an emergency, forcibly enter the Premises. Subject to reasonable prior notice, except in the event of an emergency, the Superior Lessor and the Superior Mortgagee shall have the right to enter the Premises at any time to examine the Premises or for the purpose of exercising any right reserved to Landlord under this Section.

ARTICLE XIII

COMMON FACILITIES

13.1                        Tenant, and its permitted subtenants and its and their employees, invitees and licensees shall have the non-exclusive right to make use of the Common Area, such use to be in common with Landlord and other tenants and persons entitled to use the same, subject to such reasonable rules and regulations governing use as Landlord may from time to time prescribe and subject to such easements therein as Landlord may from time to time grant to others. Tenant shall not obstruct in any way any portion of the Common Area or in any way interfere with the rights of other person entitled thereto to use or enjoy the benefit of the Common Facilities and, shall not, without the prior written consent of Landlord, use the Common Area in any manner, directly or indirectly, for the location or display of any merchandise or for the location or display of any property belonging to Tenant or appertaining, directly or indirectly, to Tenant’s operations in the Premises.

13.2                        Subject to the provisions of Sections 13.3 and 13.4, the Common Facilities shall at all times be subject to the exclusive control and management of Landlord.

13.3                        Landlord shall not, without Tenant’s prior consent, which shall not be unreasonably withheld or delayed, make any change to the location, layout, nature or arrangement of the Common Facilities or any alteration to any portion of the Common Area, which would (a) unreasonably deprive Tenant of access to the Premises, (b) interfere with the use of the Premises or the services furnished to the Premises for an unreasonable length of time, or (c) reduce the Premises Area in excess of 2% (without any reduction in Rent), except if such reduction results from compliance with Legal Requirements or Insurance Requirements and in such event only if there is an appropriate reduction in Rent. Landlord shall redecorate and repaint the Common Area, from time to time, as Landlord may deem necessary or desirable to maintain the Common Area in an attractive manner consistent with a first-class office building, Landlord shall have the right to close temporarily all or any portion of the Common Area to such extent as may in the reasonable opinion of Landlord be necessary to prevent a dedication thereof to public use or the accrual of any rights to the public therein and/or for repairs, replacements or maintenance, provided said repairs, replacements or maintenance are performed expeditiously and provided (both as to closing and repairs) that Tenant and its invitees shall not be denied access to the Premises.

13.4                        Landlord covenants to keep, maintain, manage and operate the Common Facilities in good order, condition and repair consistent with the operation of a first class office building-retail-parking complex and to keep the sidewalks and driveways, if any, constituting a portion of the Common Area clean and reasonably clear of snow and ice. Landlord reserves the right of access to the Common Facilities through the Premises for the purposes of operation, decoration, cleaning, maintenance, safety, security, alteration and repair.

ARTICLE XIV

UTILITIES AND SERVICES

14.1                        Heating, Ventilating and Air-Conditioning.

A.                                    Except as otherwise provided in Section 14.7, Landlord shall maintain and operate the heating, ventilating and air-conditioning systems and shall furnish heat, outside air and air-conditioning to the Premises through the Building Equipment from 8:00 a.m. to 6:00 p.m. on business days and from 8:00 am to 1:00 p.m. on Saturdays (such hours being herein referred to as “business hours”). “Business days” shall mean all days except Saturdays, Sundays and days observed by the federal or the Maryland State or Baltimore City governments as legal holidays and such other days as shall be designated as holidays by the applicable operating engineers union or building service employees union contract. Landlord and Tenant agree to operate the heating, ventilating and air-conditioning equipment in accordance with their design criteria unless a recognized energy conversation law, program, guideline, regulation or recommendation (which, with respect to any recommendation, is being observed by other owners or landlords of first class office building in Baltimore) promulgated by any federal, state, city or other governmental or quasi-governmental bureau, board, department, agency, office, commission or other subdivision thereof shall provide for any reduction in operations below said design criteria in which case such equipment shall be operated so as to provide reduced service in accordance with such law, program, guideline, regulation or recommendation.

B.                                    If Tenant requests heating, ventilating or air-conditioning services during other than business hours, which request shall be made between the hours of 9:00 a.m. and 1:00 p.m. on any business day, Landlord shall make the same available to Tenant in accordance with such request, provided that, Tenant shall pay to Landlord, as Additional Rent, Landlord’s then established charges therefor.

C.                                    Notwithstanding the foregoing provisions of this Section 14.1, Landlord shall not be responsible if the normal operation of the Building heating, ventilating and air-conditioning system shall fail to provide conditioned air at reasonable temperatures, pressures or degrees of humidity or in reasonable volumes or velocities in any portion of the Premises (i) which shall have an electrical load in excess of 3 watts per square foot of usable area of the Premises for all purposes (including lighting and power), or which shall have a human occupancy factor in excess of one person per 100 square feet of usable area of the Premises (the average electrical load and human occupancy factors for which such system is designed), or (ii) because of any rearrangement of partitioning or other Improvements. Tenant shall cooperate fully with Landlord at all times and abide by all regulations and requirements which Landlord may reasonably prescribe for the proper functioning and protection of the heating, ventilating and air-conditioning system.

14.2                        Elevators.                                          Landlord shall provide elevator service by elevators servicing the floors on which the Premises are situated during business hours on business days and shall have at least one passenger elevator subject to call at all other times. In the event that Tenant shall require the use of a service elevator or of the Building’s passenger elevators for purposes not otherwise supplied by Landlord or other than during business hours on business days, Landlord shall provide a service elevator or passenger elevators, as the case may be, for the use of Tenant, provided Tenant gives Landlord reasonable advance notice of the time and use of such elevators to be made by Tenant and Tenant pays to Landlord, as Additional Rent, Landlord’s then established charges therefor.

14.3                        Cleaning.                                             A.                                    Provided Tenant shall keep the Premises in good order, Landlord, at Landlord’s expense, shall cause the Premises, including the exterior and the interior of the windows thereof (subject to Tenant maintaining unrestricted access to such windows), but excluding any portions of the Premises used for the storage, preparation, service or consumption of food or beverages, to be cleaned. Notwithstanding the preceding sentence, Tenant shall pay to Landlord on demand Landlord’s charges for (a) cleaning work in the Premises or the Building or other portions of the Project required because of (i) misuse or neglect on the part of Tenant or its agents, employees, contractors subtenants or visitors, (ii) use of portions of the Premises for preparation, storage, service, or consumption of food or beverages, reproduction, data processing or computer operations, private lavatories or toilets, or other special purposes requiring greater or more difficult cleaning work than typical office areas, (iii) interior glass surfaces in the Premises, (iv) non-building standard materials or finishes installed by Tenant or at its request, (v) increases in frequency or scope of cleaning beyond the specifications contained in any contract, the cost of which is included in Operating Expenses, and (b) removal from the Premises and the Building of (i) so much of any refuse and rubbish of Tenant as shall exceed that normally accumulated daily in the routine of ordinary business office occupancy and (ii) all of the refuse and rubbish of Tenant’s machines and of any eating facilities requiring special handling. Landlord and its cleaning contractor and their employees shall have access to the Premises after 6 P.M. and before 9 P.M. on each business day and at all times of any other day and, in the case of an emergency, at any time on any day. Landlord and its cleaning contractor and their employees shall also have the right to use Tenant’s light, power and water in the Premises, without charge therefor, as may be reasonably required for the purpose of cleaning the Premises. If Tenant is permitted hereunder to, and does, have a separate area for the storage, preparation, service or consumption of food or beverages in the Premises, Tenant, at Tenant’s expense, shall cause all portions of the Premises so used to be cleaned daily in a manner satisfactory to Landlord, and to be exterminated against infestation by vermin, roaches or rodents regularly and, in addition, whenever there shall be evidence of any infestation.

B.                                    The cleaning services required to be furnished by Landlord pursuant to this Section 14.3 may be furnished by a contractor or contractors employed by Landlord and Tenant agrees that Landlord shall not be deemed in default of any of its obligations under this Section 14.3 unless such default shall continue for an unreasonable period of time after notice from Tenant to Landlord setting forth the specific nature of such default.

14.4                        Water. Landlord shall cause to be furnished adequate tempered water to each floor on which the Premises are located for normal drinking, lavatory and cleaning purposes. If Tenant uses water for any purpose other than as aforesaid, or in extraordinary quantities, Landlord, at Tenant’s expense, may install a meter or meters to measure Tenant’s consumption of water. Tenant shall pay to Landlord the cost of any such meter and its installation and Tenant, at its sole cost and expense, shall keep any such meter(s) in good working order and repair. Tenant shall reimburse Landlord on demand for the cost of the quantities of water shown on such meter(s), or in an amount which may otherwise be agreed upon by the parties, and for any related sewer charges.

14.5                        Directory Listings. Landlord, on Tenant’s request, shall maintain listings on the Building directory of the names of Tenant and permitted subtenants, and the names of partners, officers and key employees of Tenant and permitted subtenants, provided that the spaces so allocated to Tenant shall not exceed Tenant’s Proportionate Share of the total listing space on the Building directory.

14.6                        Electricity.                                       A.                                    Landlord, at Landlord’s expense, subject to the provisions of this Section and Article VII, shall furnish through the Building Equipment electrical energy reasonably required (but subject to the provisions of Subsections 14.6B and C) in connection with the use and occupancy of the Premises for the operation of such lighting, electrical appliances and equipment as Landlord may permit to be installed in the Premises. Except as otherwise specifically set forth in this Article, there shall be no specific charge by way of measuring such electrical energy on any meter or otherwise, as the furnishing of such electrical energy will be included in Operating Expenses. If either the quantity or character of electrical service is changed by the public utility corporation supplying electrical service to the Building or is no longer available or suitable for Tenant’s requirements, no such change, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or Landlord’s agents.

B.                              Tenant covenants that at no time shall the use of electrical energy in the Premises exceed 3 watts per square foot of usable area consisting of 2.5 watts per square foot for lighting and 0.5 watts per square foot for power (electric outlets). In order to insure that such capacity is not exceeded and to avert any possible adverse effect upon the Building electrical system or the Building heating, ventilating or air-conditioning systems, Tenant shall not, without the prior consent of Landlord in each instance (which consent, subject to all of the other provisions of this section, shall not be unreasonably withheld or delayed), make or perform, or permit the making or performing of, any alteration to wiring installations or other electrical facilities in or serving the Premises or any additions to the electrical fixtures, business machines, office equipment, or other appliances in the Premises which utilize electrical energy, other than small business machines normally used in executive and administrative offices. Should Landlord grant such consent, all additional risers or other equipment required therefor, including, without limitation, air-conditioning equipment, shall be provided by Landlord and the cost thereof shall be paid by Tenant within 10 days after being billed therefor. As a condition to granting such consent, Tenant shall be required to pay an amount for each calendar month commencing with the month in which installation of such alterations, wiring, other facilities or such fixtures, appliances or equipment occurs (prorated for the month in which such installation occurs, if necessary) which will reflect the value of the additional electrical service to be furnished by Landlord—that is, the potential additional electrical energy to be made available to Tenant based upon the estimated additional capacity of such additional risers or other equipment or the connected load of such fixtures, equipment or appliances as determined by an electrical consultant selected by Landlord. Such determination shall be binding upon the parties. Each such determination shall be made at the sole cost and expense of Tenant.

C.                              From time to time during the Term, Landlord may, at its option, cause an electrical engineer or utility consultant selected by Landlord to make a survey of the electrical lighting and power load to determine the average monthly electrical energy consumption in the Premises. Such determinations shall take into account, among other things, any special electrical requirements of Tenant and use by Tenant of electrical energy at times other than business hours on business days. If, based on the findings of such engineer or consultant, Landlord reasonably determines that Tenant is consuming electricity in the Premises in excess of that reasonably required for the operation of normal office lighting fixtures, appliances and equipment, during business hours on business days, Tenant shall pay to Landlord an amount for each month from and after the date of such determination by the engineer or consultant (prorated for the month during which such determination is made, if necessary) which will reflect the value of the electrical energy being consumed by Tenant in excess of that reasonably required for the operation of normal office lighting fixtures, appliances and equipment during business hours on business days. Alternatively, Landlord may cause to be installed a submeter to measure the electric consumption of any special equipment operated by Tenant, and Tenant agrees to pay the charges shown thereon.

D.                              Notwithstanding anything to the contrary contained herein, Landlord reserves the right to discontinue, at any time, the furnishing of electrical energy, provided that such energy remains available to Tenant from an alternate source. In the event of any such discontinuance, (i) Landlord agrees to give not less than 60 days advance notice of any such discontinuance to Tenant unless such notice is not feasible under the circumstances in which event Landlord will give Tenant such reasonable advance notice as is possible, (ii) Landlord agrees to permit Tenant to receive electrical service directly from the public utility corporation supplying electrical service to the Building and to permit the existing feeders, risers, wiring and other electrical facilities serving the Premises to be used by Tenant for such purpose to the extent they are available, suitable and safely capable, (iii) Tenant agrees, at its sole cost and expense, to install and maintain any necessary electrical meter equipment, panel boards, feeders, risers, wiring and other equipment and to pay for any necessary rewiring, (iv) any amounts payable by Tenant pursuant to Subsections 14.6B and C shall be eliminated from and after the date of such discontinuance (v) the Basic Rent shall be reduced by an amount equal to Tenant=s pro rata share of the cost of electrical service theretofore furnished by Landlord as determined by an independent electrical consulting firm selected by Landlord and (vi) this Lease shall remain in full force and effect and such discontinuance shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of Rent except as expressly provided in this Subsection D, or relieve Tenant from any of its other obligations under this Lease, or impose any liability upon Landlord or Landlord’s agents.

14.7                        Reduction in Services.  Landlord reserves the right, without any liability to Tenant and without affecting Tenant’s covenants and obligations hereunder, to stop or reduce the level of service of any of the heating, ventilation, air-conditioning, electric, sanitary, elevator or other Building systems serving the Premises, or to stop or reduce the level of any other services required of Landlord under this Lease, whenever and for so long as may be necessary, by reason of accidents, emergencies, governmental or quasi-governmental laws, regulations, controls or guidelines, strikes or the making of repairs or changes which Landlord is required by this Lease or by law to make or in good faith deems necessary, or by reason of inability to secure proper supplies of fuel, steam, water, electricity, labor or supplies, or by reason of any other cause beyond Landlord’s reasonable control. In each instance, Landlord shall exercise reasonable diligence to eliminate the cause of stoppage and to effect restoration of service and shall give Tenant reasonable notice, when practicable, of the commencement and anticipated duration of such stoppage or reduction in service. Tenant shall not be entitled to any diminution or abatement of Rent or other compensation by reason of any such stoppage or reduction. Notwithstanding the foregoing, in the event that the Premises or any part thereof are rendered unusable for the purposes leased because any one or more of the utilities or services to the Premises are stopped or interrupted for any reason resulting solely from Landlord’s negligence or intentional misconduct and the restoration of such utilities or services is within the reasonable control of Landlord, and such stoppage or interruption continues for a period of five (5) consecutive business days after written notice from Tenant to Landlord, and provided Tenant does not operate its business (or any portion thereof) within the affected portion of the Premises during such period, the Rent shall be proportionately reduced, based on the ratio of the usable square footage of the Premises after the interruption of utilities to the usable square footage of the Premises prior to the interruption of utilities, from the beginning of such stoppage or interruption to the earlier of the date on which such utilities or services are restored or the date Tenant reoccupies the affected portion of the Premises for the conduct of its business therein. As used herein, “interrupted” shall mean that such utilities or services are provided in such a noncontinuous manner that it is unreasonable to expect that Tenant can use the affected portion of the Premises for the purposes leased.

14.8                        No Further Service. Landlord shall have no obligation to provide any services to Tenant beyond those specifically set forth in this Article XIV.

14.9                        Utility Facilities.  Landlord agrees to cause to be provided and maintained the necessary mains, conduits and other facilities necessary to supply, if applicable, water, electricity, heating, ventilation and air-conditioning, telephone service and sewerage service to the Premises, in accordance with and subject to the provisions of this Article XIV.

14.10                 Telephone Service. Telephone service within the Premises shall not be deemed an Operating Expense and Tenant shall pay for the entire cost of such service directly to the utility company providing the same.

14.11                 Requests for Service. Any requests made by Tenant for after hours or additional services may be made by telephone to the building superintendent or such other person as may be designated by Landlord by written notice to Tenant.

ARTICLE XV

ALTERATIONS AND FIXTURES

15.1                        A.                                    Any Improvements in or to the Premises shall be made only with the prior consent of Landlord, which consent will not be unreasonably withheld, conditioned or delayed. Before proceeding with any such Improvements, Tenant shall submit to Landlord detailed plans and specifications therefor, for Landlord’s consent, which consent will not be unreasonably withheld, conditioned or delayed. Tenant shall, commencing with the third such request, reimburse Landlord for all reasonable expenses incurred by Landlord in connection with (i) its decision and the decision of the Superior Lessor and the Superior Mortgagee (if such consents are required) as to whether to approve the proposed alterations, and (ii) inspecting the Improvements to determine whether the same are being or have been performed in accordance with the approved plans and specifications therefor and with all Legal Requirements and Insurance Requirements, including, without limitation, the fees and expenses of any architect or engineer employed for such purpose. If Tenant has previously been notified in writing that such Improvements require consent by or notice to the Superior Lessor or the Superior Mortgagee, Tenant, notwithstanding anything to the contrary contained in this Article, shall not proceed with the Improvements until such consent has been received, or such notice has been given, as the case may be, and all applicable conditions and provisions of the Superior Lease and the Superior Mortgage with respect to the proposed Improvements have been met or complied with at Tenant’s expense; and Landlord, if it consents to the Improvements, will request such consent or give such notice, as the case may be.

B.                                    With respect to all Improvements made in or to the Premises:

(i)                                     all work in connection with such Improvements shall be performed in such a way so as not to damage the Premises or any other portion of the Building or the Project, or interfere with any Building services provided to any other tenant of the Building or the Parking Garage, but if any damage is caused by such work, such damage shall be promptly repaired by Tenant at its sole cost and expense;

(ii)                                  Tenant shall obtain all necessary permits and licenses and Landlord shall cooperate with Tenant to that end;

(iii)                               any such work shall be done in a good, and workmanlike manner and in conformity with all applicable Legal Requirements and Insurance Requirements, and shall be consistent with a first-class office building-retail-parking complex;

(iv)                              no such work shall be commenced or performed by any contractor, subcontractor, mechanic or materialman until Tenant shall have delivered to Landlord a waiver of right to file a mechanic’s lien signed by such contractor, subcontractor, mechanic or materialman;

(v)                                 all costs and expenses of such work shall be paid by Tenant and shall be paid promptly so as to prevent the assertion of any liens or encumbrances on Landlord’s estate in the Project on account of labor and/or materials used in or contributing to the work;

(vi)                              Tenant shall indemnify Landlord and hold it harmless against any and all loss, claim, expense, liability or damage resulting from such work, including any mechanic’s or others liens or claims asserted against Landlord’s estate in the Premises, the Building or the

Project, as a result of said work, and Tenant shall, within 10 days of receipt of notice of the occurrence of any such loss, claim, expense, liability or damage, or the filing of such lien or claim, defend, pay off or satisfy the same or, if applicable, cause same to be removed of record by furnishing a bond or other security reasonably satisfactory to Landlord;

(vii)                           no such work shall weaken or impair the structural integrity of any part of the Project or result in a concentration of structural loads beyond the design capacity or overloading of any of the Building Equipment beyond the design criteria and standards therefor;

(viii)                        the construction process shall not unreasonably interfere with or cause annoyance to any other tenants of the Building or disrupt any access to or use of the Common Facilities, or unreasonably delay or impose any additional expense upon Landlord in the construction, maintenance, cleaning, repair, safety, management, security or operation of the Building or the Project, and if any such additional expense shall be incurred by Landlord as a result of Tenant’s construction work, Tenant shall pay such additional expense as Additional Rent upon demand;

(ix)                              Improvements will not result in violation of or require a change in any certificate of occupancy applicable to the Premises, the Building or the Project;

(x)                                 the proper functioning of the Building Equipment shall not, in the sole opinion of Landlord, be adversely affected;

(xi)                              Tenant shall not use the elevators during business hours on business days for haulage or removal of materials or debris;

(xii)                           Tenant shall not be permitted to install and make part of the Premises any materials, fixtures or articles which are subject to liens, conditional sales contracts, chattel mortgages or security interests (as such term is defined in the Uniform Commercial Code as in effect in Maryland);

(xiii)                        no Improvements estimated to cost more than $25,000 (as estimated by Landlord’s contractor or engineer), shall be undertaken (a) except under the supervision of a licensed architect or licensed professional engineer satisfactory to Landlord, and (b) prior to Tenant delivering to Landlord either (y) a performance bond and a labor and materials payment bond (issued by a surety satisfactory to Landlord and licensed to do business in Maryland) each in an amount equal to 150% of such estimated cost and otherwise in form satisfactory to Landlord or (z) such other security as shall be satisfactory to Landlord;

(xiv)                       throughout the making of such Improvements, Tenant at its sole cost and expense, shall carry, or cause to be carried, worker’s compensation insurance covering all persons employed in connection with such Improvements in statutory limits and general liability insurance for any occurrence in or about the Building in which Landlord, Landlord’s agents, the Superior Lessor and the Superior Mortgagee shall be named as additional insureds, in limits which shall be subject to Landlord’s approval, which approval Landlord agrees shall not be unreasonably withheld, and with insurers reasonably satisfactory to Landlord. Tenant shall furnish Landlord with satisfactory evidence that such insurance is in effect at or before the commencement of any work in connection with such Improvements and, on request, at reasonable intervals thereafter;

(xv)                          no Improvements shall involve the removal of any Fixtures, equipment or other property in the Premises which are not Tenant’s Property without Landlord’s prior consent and unless they are promptly replaced, at Tenant’s expense and free of superior title, liens, security interest and claims, with fixtures, equipment or other property, as the case may be, of like utility and at least equal value (which shall thereupon become the property of Landlord), unless Landlord shall otherwise consent; and

(xvi)                       upon the termination of this Lease, Tenant shall, on Landlord’s request, restore the Premises to their condition prior to the making of any Improvements by Tenant (except for Improvements made with Landlord’s consent and which consent did not require removal thereof, shall not be required to be removed), reasonable wear and tear and damage by insured casualty excepted.

15.2                        Notwithstanding the provisions of Articles VIII and XI and this Article XV, only Landlord or any one or more persons, firms or corporations, authorized by Landlord shall be permitted to act as a construction contractor or subcontractor for any work to be performed by Tenant pursuant to such Articles. At Tenant’s request, Landlord shall obtain bids from at least three (3) qualified contractors (Landlord may be one of the three, if it is qualified to do the work) for Tenant’s consideration with regard to the performance of such work. In the event Tenant shall employ any contractor permitted by this Section, such contractor and any subcontractor shall agree to employ only such materials and such labor as will not result in any difficulty, strike or jurisdictional dispute with other contractors, mechanics or laborers engaged by Tenant, Landlord or others. Tenant, upon demand of Landlord, shall cause all materials, contractors, mechanics or laborers causing such difficulty, strike or dispute to leave or be removed from the Building immediately. Tenant shall inform Landlord in writing of the names of any permitted contractor or subcontractor Tenant proposes to use in the Premises at least 10 days prior to the beginning of work by such contractor or subcontractor.

15.3                        All Improvements made in connection with Tenant’s initial occupancy of the Premises shall be made by Landlord, at Landlord’s sole cost and expense, subject to the provisions of Sections 15.1B, 15.2 and the provisions of the Work Letter.

15.4                        All Improvements shall be and remain the property of Tenant until the Expiration Date or date of earlier termination of this Lease at which time all Improvements shall become the property of Landlord and shall be surrendered with the Premises. All other Fixtures installed in Premises at the commencement of or during the Term shall be and remain a part of the Premises and shall be deemed the property of Landlord as of the date such Fixtures are completed, or as of the date such Fixtures are attached to or built into the Premises, and shall not be removed by Tenant, except as otherwise expressly provided in this Lease.

15.5                        Notwithstanding the provisions of Section 15.4, provided no Event of Default has occurred and is continuing, and provided that any such removal is not incident to Tenant’s abandoning the Premises or terminating the operation of its business at the Premises in violation of any provision of this Lease, Tenant shall have the right during the Term hereof to remove, at its sole cost and expense, any and all of Tenant’s Property. All Tenant’s Property shall remain the property of Tenant; provided, however, that any Tenant’s Property not removed by Tenant upon the expiration or sooner termination of this Lease, shall, at Landlord’s option, either become the property of the Landlord or shall be disposed of or stored by Landlord, at Tenant’s risk and expense, at such place as Landlord selects within the metropolitan Baltimore area. Any removal of Tenant’s Property by Tenant in accordance with the foregoing provisions shall be accomplished in a manner which will minimize any damage or injury to the Premises, the Building or the Project, and any such damage or injury shall be promptly repaired by Tenant at its sole cost and expense; and any damage to the Premises caused by the installation of Tenant’s Property in the Premises by nailing, bolting or otherwise attaching the same to a floor, ceiling or wall, shall be repaired at Tenant’s sole cost and expense.

15.6                        No approval of plans or specifications by Landlord or consent by Landlord allowing Tenant to make Improvements in the Premises shall in any way be deemed to be an agreement by Landlord that the contemplated Improvements comply with any Legal Requirements or Insurance Requirements or the certificate of occupancy for the Building. Nor shall it be deemed to be a waiver by Landlord of the compliance by Tenant of any of the terms of this Lease. Notice is hereby given that neither Landlord, Landlord’s agent, the Superior Lessor nor the Superior Mortgagee shall be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and that no mechanic’s or other liens for such labor or materials shall attach to or affect any estate or interest of Landlord, the Superior Lessor or the Superior Mortgagee in and to the Premises or the Real Property.

15.7                        Tenant shall keep records of Improvements costing in excess of $10,000 and the cost thereof. Tenant shall, within 45 days after demand by Landlord, furnish to Landlord copies of such records.

ARTICLE XVI

INSURANCE

16.1                        A.                                    Tenant shall during the entire Term and any extensions and renewals thereof and during any period of Rent abatement or period of occupancy prior to the Commencement Date, at its sole cost and expense, obtain, maintain and keep in full force and effect, with Tenant, Landlord and all Superior Lessors and Superior Mortgagees named as insurers therein as their respective interests may appear, the following insurance:

(1) Fire insurance, including extended coverage, vandalism and malicious mischief, upon property of every description and kind owned by Tenant or anyone claiming through or under Tenant and located in the Building or for which Tenant is legally liable or which was installed by or on behalf of Tenant or anyone claiming through or under Tenant, including, without limitation, Tenant’s Property and all other Improvements (other than Landlord’s Work), in an amount not less than 90% of the full replacement cost thereof. In the event that there shall be a dispute as to the amount which comprises full replacement cost, the decision of Landlord or any Superior Mortgagee shall be conclusive.

(2) Comprehensive General Liability Insurance, coverage to include personal injury, bodily injury, broad form property damage, operations hazard, owner’s protective coverage, contractual liability and products and completed operations liability in limits not less than $5,000,000 inclusive.

(3) Worker’s Compensation and Employer’s Liability insurance in form and amount satisfactory to Landlord.

(4) Any other form or forms of insurance as Tenant or Landlord or any Superior Lessor or Superior Mortgagee may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant in a building in Baltimore similar to the Building would protect itself.

B.                                    All policies shall be taken out with insurers acceptable to Landlord and in form satisfactory from time to time to Landlord and all Superior Lessors and Superior Mortgagees. Tenant agrees that certificates of insurance on the Landlord’s standard form, or, if required by Landlord or any Superior Lessor or Superior Mortgagee, certified copies of each such insurance policy will be delivered to Landlord as soon as practicable after the placing of the required insurance, but in no event later than 10 days after Tenant takes possession of all or any part of the Premises, including any possession taken prior to the Commencement Date. All policies shall contain an undertaking by the insurers to notify Landlord and all Superior Lessors and Superior Mortgagees in writing, by registered mail, not less than 30 days prior to any material change, reduction in coverage, cancellation, or other termination thereof.

C.                                    In the event of damage to or destruction of the Premises and the termination of this Lease by Landlord pursuant to Section 18.2 hereof, Tenant pay to Landlord all of its insurance proceeds relating to the Improvements in the Premises.

16.2                        Landlord will not carry insurance of any kind on any Improvements other than Landlord’s Work or on any other of Tenant’s Property, and Landlord shall not be obligated to repair any damage thereto or replace the same, except as otherwise set forth in Section 18.3 hereof.

16.3                        If any insurance policy carried by Landlord on the Premises, the Building, the Building Equipment or the Project shall be canceled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced, in any way by reason of the use or occupation of the Premises to any part thereof by Tenant or by any one claiming through or under Tenant or by anyone permitted by Tenant to be upon the Premises and, if Tenant fails to remedy the condition giving rise to cancellation, threatened cancellation or reduction of coverage within 48 hours after notice thereof, then, in addition to any remedies Landlord may have pursuant to Articles XXI and XXIII hereof, Landlord may, at its option, terminate this Lease.

16.4                        Any policy or policies of fire, extended coverage or similar casualty insurance, which either party obtains in connection with the Premises shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured prior to the occurrence of injury or loss. Landlord and

Tenant waive any rights of recovery against the other for injury or loss due to hazards covered by insurance containing such a waiver of subrogation clause or endorsement to the extent of the injury or loss covered thereby.

ARTICLE XVII

NON-LIABILITY AND INDEMNIFICATION

17.1                        Neither Landlord nor Landlord’s agents, officers, directors, shareholders, partners or principals (disclosed or undisclosed) shall be liable to Tenant or Tenant’s agents, employees, contractors, invitees or licensees or any other occupant of the Premises, and Tenant shall save Landlord, Landlord’s agents, the Superior Lessor and the Superior Mortgagee and their respective agents, employees, contractors, officers, directors, shareholders, partners and principals (disclosed or undisclosed) harmless from any loss, cost, liability, claim, damage, expense (including reasonable attorneys’ fees and disbursements), penalty or fine incurred in connection with or arising from any injury to Tenant or to any other person or for any damage to, or loss (by theft or otherwise) of, any of Tenant’s Property or of the property of any other person, irrespective of the cause of such injury, damage or loss (including the acts or negligence of any tenant or of any owners or occupants of adjacent or neighboring property or caused by operations in construction of any private, public or quasi-public work) unless due to the negligence of Landlord or Landlord’s employees or agents without contributory negligence on the part of Tenant, its employees, agents, contractors, invitees or licensees, it being understood that no property other than such as might normally be brought upon or kept in the Premises as incidental to the reasonable use of the Premises for the purposes herein permitted will be brought upon or kept in the Premises; provided, however, that even if due to any such negligence of Landlord or Landlord’s agents, Tenant waives, to the full extent permitted by law, any claim for consequential damages in connection therewith. Landlord and Landlord’s agents shall not be liable, to the extent of Tenant’s insurance coverage, for any loss or damage to any person or property even if due to the negligence of Landlord or Landlord’s agents. Any Building employee to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant’s agent with respect to such property and neither Landlord nor Landlord’s agents shall be liable for any loss of or damage to any such property by theft or otherwise.

17.2                        No representation, guaranty or warranty is made or assurance given that the communications or security systems, devices or procedures of the Building, if any, will be effective to prevent injury to Tenant or any other person or damage to, or loss (by theft or otherwise) of, any of Tenant’s Property or of the property of any other person, and Landlord reserves the right to discontinue or modify at any time such communications or security systems or procedures without liability to Tenant.

17.3                        Tenant hereby indemnifies Landlord, Landlord’s agents, each Superior Lessor and each Superior Mortgagee against liability in connection with or arising from (a) any default by Tenant in the performance of any of the terms of this Lease on Tenant’s part to be performed, or (b) the use or occupancy or manner of use or occupancy of the Premises by Tenant or any person claiming through or under Tenant, or (c) any acts, omissions or negligence of Tenant or any such person or the contractors, agents, employees, invitees or licensees of Tenant or any such person, in or about the Premises, the Real Property or the Project either prior to, during or after the expiration of, the Term. If any action or proceeding shall be brought against Landlord or Landlord’s agents, or the Superior Lessor or the Superior Mortgagee, based upon any such claim and if Tenant, upon notice from Landlord, shall cause such action or proceeding to be defended at Tenant’s expense by counsel reasonably satisfactory to Landlord, without any disclaimer of liability by Tenant in connection with such claim, Tenant shall not be required to indemnify Landlord, Landlord’s agents, the Superior Lessor or the Superior Mortgagee for attorneys’ fees and disbursements in connection with such action or proceeding.

17.4                        Tenant shall pay to Landlord as Additional Rent, within 30 days following rendition by Landlord to Tenant of bills or statements therefor, sums equal to all losses, costs, liabilities, claims, damages, fines, penalties and expenses referred to in Section 17.3.

ARTICLE XVIII

CASUALTY DAMAGE

18.1                        Tenant shall give immediate notice (by telephone, confirmed in writing) to Landlord of any damage caused to the Premises by fire or other casualty, and if Landlord does not elect to terminate this Lease as provided in Section 18.2, Landlord shall proceed with reasonable diligence and at its sole cost and expense to rebuild and repair the Building and/or the Premises, as the case may be, but Landlord shall not be obligated to expend for such rebuilding and repair any amount in excess of the amount of the insurance proceeds actually recovered by Landlord and made available by any Superior Lessor or Superior Mortgagee as a result of such loss.

18.2                        If the Building or the Premises shall be destroyed or substantially damaged by a casualty not covered by Landlord’s insurance, or if 25% or more of the Premises is damaged or rendered untenantable by a casualty covered by Landlord’s insurance, or if the Premises are not affected but 25% of the Building or such portion of the Common Facilities as shall render the Premises or the Building untenantable is damaged or rendered untenantable, then in any such event Landlord may elect either to terminate this Lease or to proceed to rebuild and repair the Premises or that portion of the Building so damaged. Landlord shall give written notice to Tenant of such election within 90 days after the occurrence of such casualty, or within 30 days after the adjustment of the insurance settlement, whichever is later. In the event that such notice of termination shall be given, this Lease shall terminate as of the date provided in such notice of termination (whether or not the Term shall have commenced) with the same effect as if that date were the Expiration Date, without prejudice, however, to Landlord’s rights and remedies against Tenant under the terms of this Lease. If at any time prior to Landlord giving the aforesaid notice of termination or commencing the repair pursuant to Section 18.1, there shall be a Successor Landlord, such Successor Landlord shall have a further period of 60 days from the date of so taking possession to terminate this Lease by notice to Tenant and in the event that such a notice of termination shall be given, this Lease shall terminate as of the date provided in such notice of termination (whether or not the Term shall have been commenced) if Tenant is not occupying any portion of the Premises or otherwise as of the date provided in such notice, with the same effect as if that date were the Expiration Date, without prejudice, however, to Landlord’s rights against Tenant under the terms of this Lease.

18.3                        Subject to the provisions of Section 18.1, Landlord’s obligation to rebuild and repair under this Article XVIII shall in any event be limited to restoring Landlord’s Work, as described in the Work Letter, to substantially the condition in which the same existed prior to the casualty, and to proceed, at the sole cost and expense of Tenant, to rebuild, repair and restore Tenant’s Work and any additional Improvements made by Tenant during the Term, all to substantially the condition existing prior to such casualty.

18.4                        During the period from the occurrence of the casualty until Landlord’s repairs are completed, the Basic Rent payable pursuant to Article V and Additional Rent payable pursuant to Articles VI and VII shall be abated in that proportion which the Premises area rendered untenantable bears to the entire Premises area; provided, however, there shall be no abatement of any other charges or items of Additional Rent provided for herein to be paid by Tenant; and further provided, however, that should Tenant or anyone claiming through or under Tenant occupy a portion of the Premises during the period the repair work is taking place and prior to the date the Premises are no longer untenantable, the Rent allocable to such reoccupied portion, based upon the proportion which the reoccupied portion of the Premises bears to the total area of the Premises, shall be payable by Tenant from the date of such occupancy.

18.5                        Landlord shall not the liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from any such damage by fire or other casualty or the repair thereof.

18.6                        Notwithstanding any of the foregoing provisions of this Article, if, by reason of any negligence or willful act on the part of Tenant or any of its employees, agents, licensees, invitees or contractors, either (a) Landlord or the Superior Lessor or the Superior Mortgagee shall be unable to collect all of the insurance proceeds (including rent insurance proceeds) applicable to damage or destruction of the Premises or the Building or the Project by fire or other casualty or (b) the Premises or the Building or the Project shall be damaged or destroyed or rendered completely or partially untenantable on account of fire or other casualty then, without prejudice to any other remedy which may be available against Tenant, the abatement of rent provided for in Section 18.4 shall not be effective to the extent of the uncollected insurance proceeds.

ARTICLE XIX

EMINENT DOMAIN

19.1                        If the whole of the Real Property or the Building or the Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, this Lease shall terminate as of the date of the vesting or acquisition of title in the condemning authority with the same effect as if said date were the Expiration Date.

19.2                        If less than the whole but more than 50% of the premises or more than 25% of the Building (even if the Premises are unaffected) or such portion of the Common Facilities as shall render the Premises or the Building untenantable should be so acquired or condemned, Landlord shall have the option to terminate this Lease by notice to Tenant given within 90 days of such taking. If more than 25% of the Premises is taken or if more than 50% of the Building (even if the Premises are unaffected) or such portion of the Common Facilities as shall render the Premises or the Building untenantable should be so acquired or condemned, Tenant shall have the option to terminate this Lease by notice to Landlord given within 90 days of such taking. In the event that a notice of termination is given as hereinabove set forth, this Lease shall terminate as of the date of vesting or acquisition of title in the condemning authority with the same effect as if said date were the Expiration Date. If (i) neither Landlord nor Tenant shall exercise their respective options to terminate this Lease as hereinabove set forth, or (ii) some lesser portion of the Premises or the Building, which does not give rise to a right to terminate pursuant to Section 19.2, should be so acquired or condemned, this Lease shall continue in force and effect but, from and after the date of the vesting of title, the Basic Rent payable hereunder during the unexpired portion of this Lease shall be reduced in proportion to the reduction of the Premises Area so taken and any Additional Rent payable pursuant to Article VI and Article VII shall be adjusted to reflect the diminution of the Premises and/or the Building, as the case may be.

19.3                        Following a partial condemnation, and provided this Lease is not terminated as provided in Section 19.2, Landlord shall make all necessary repairs and alterations within the scope of Landlord’s Work necessary to make the Premises an architectural whole, but Landlord shall not be obligated to expend for such repairs any amount in excess of the condemnation proceeds received by Landlord and made available by any Superior Lessor or Superior Mortgagee as a result of such taking or condemnation. Further, Landlord will proceed at the sole cost and expense of Tenant (except to the extent Landlord receives any portion of an award for the taking of Tenant’s improvements) to make all necessary repairs and alterations to Tenant’s Work, and any additional Improvements made by Tenant during the Term necessary to restore the Premises to its condition immediately prior to such taking, to the extent practicable.

19.4                        The proceeds of any condemnation award whether for the whole or a part of the Premises, shall be the property of Landlord, whether such award is compensation for damages to Landlord’s or Tenant’s interest in the Premises, and Tenant hereby assigns all of its interest in any such award to Landlord; provided, however, that Landlord shall have no interest in any award made to Tenant for loss of business, relocation expenses, or for the taking of Tenant’s Property if a separate award for such items is made to Tenant.

19.5                        If the temporary use or occupancy of all or part of the Premises shall be condemned or taken for any public or quasi-public use or purpose during the Term, this Lease and the Term shall be and remain unaffected by such condemnation or taking and Tenant shall continue responsible for all of its obligations hereunder (except to the extent prevented from so doing by reason of such condemnation or taking) and it shall continue to pay the Rent in full. In the event of any temporary condemnation or taking, Tenant shall be entitled to appear, claim, prove and receive the entire award unless the period of temporary use or occupancy extends beyond the Expiration Date or date of earlier termination of this Lease, in which event Landlord shall be entitled to appear, claim, prove and receive the entire award as represents the cost of restoration of the Premises and the balance of any such award shall be apportioned between Landlord and Tenant as of the Expiration Date or date of earlier termination, At the termination of such occupancy prior to the Expiration Date, Tenant, at its own expense, will restore the Premises as nearly as possible to their condition prior to the condemnation or taking. Notwithstanding the foregoing, any lump sum award received by Tenant as compensation for temporary use and occupancy of the Premises shall be delivered to and held by Landlord in trust for the making of rent payments. The rights and interest of Landlord and Tenant to any award received or receivable with respect to a condemnation or taking for temporary use or occupancy shall be in all other respects governed by the applicable provisions of the Superior Lease and the Superior Mortgage and in the event of any conflict between the terms of this Section and of the Superior Lease and the Superior Mortgage, those of the Superior Lease and the Superior Mortgage shall govern.

ARTICLE XX

EVENTS OF DEFAULT

20.1                        The occurrence of any one or more of the following events and the continuation thereof beyond the applicable grace period herein provided, if any, shall constitute an “Event of Default”:

(a)                                 if Tenant shall default in the payment of (i) Basic Rent and such default shall continue for a period of 5 days after notice thereof, or (ii) any item of Additional Rent and such default shall continue for a period of 15 days after notice thereof; or

(b)                                 if Tenant shall default in the performance of any of its covenants or obligations under this Lease (other than the payment of Basic Rent and Additional Rent), and shall not have cured such default within 30 days alter written notice from Landlord of such default, or, if such default is of such a nature that it cannot be completely remedied within said 30 days, Tenant shall not have (i) promptly upon the giving by Landlord of such notice, advised Landlord of Tenant’s intention to institute all steps necessary to remedy such situation, (ii) promptly instituted and thereafter diligently prosecute to completion all steps necessary to remedy the same, and (iii) completed such remedy within a reasonable time after the date of the giving of said notice by Landlord and in any event prior to such time as would either subject Landlord, Landlord’s agents, any Superior Lessor or Superior Mortgagee to prosecution for a crime or cause a default under any Superior Lease or any Superior Mortgage; or

(c)                                  if any event shall occur or any contingency shall arise whereby this Lease or the estate hereby granted or the unexpired balance of the Term would, by operation of law or otherwise, devolve upon or pass to any person other than Tenant except as is expressly permitted under Article X; or

(d)                                 if Tenant shall file a voluntary petition in bankruptcy or insolvency, or commence a case under the Federal Bankruptcy Code, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law (foreign or domestic), or shall make an assignment for the benefit of creditors or shall seek or consent or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any part of Tenant’s Property; or

(e)                                  if, within 60 days after the commencement of any proceeding against Tenant, whether by the filing of a petition or otherwise, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal bankruptcy act or any other present or future applicable federal, state or other statute or law (foreign or domestic), such proceeding shall not have been dismissed, or if, within 60 days after the appointment of any trustee, receiver or liquidator of Tenant or of all or any part of Tenant’s Property, without the consent or acquiescence of Tenant, such appointment shall not have been vacated or otherwise discharged, or if any execution or attachment shall be issued against Tenant or any of Tenant’s Property pursuant to which the Premises, or any part thereof, shall be taken or occupied or attempted to be taken or occupied.

20.2                        If Tenant shall default (i) in the timely payment of Basic Rent or Additional Rent, and any such default shall continue or be repeated for 2 consecutive months or for a total of 4 months in any period of 12 months or (ii) more than 3 times in any period of 6 months, in the performance of any other term of this Lease to be performed by Tenant, then, notwithstanding that such defaults shall have each been cured within the applicable period, if any, as above provided, any further similar default shall be deemed to be deliberate and Landlord thereafter may pursue any one or more of the remedies provided to Landlord in Article XXI or otherwise available to Landlord at law or in equity.

20.3                        If, at any time, (a) Tenant shall be comprised of two or more persons, or (b) Tenant’s obligations under this Lease shall have been guaranteed by any person, or (c) Tenant’s interest in this Lease shall have been assigned, “Tenant”, as used in subdivisions (b) and (c) of Section 20.1, shall mean any one or more of the persons primarily or secondarily liable for Tenant’s obligations under this Lease. Any monies received by Landlord from or on behalf of Tenant during the pendency of any proceeding of the types referred to in subdivisions (b) and (c) of Section 20.1 shall be deemed paid as compensation for the use and occupation of the Premises and the acceptance of any such compensation by Landlord shall not be deemed an acceptance of Rent or a waiver on the part of Landlord of any rights under this Lease.

ARTICLE XXI

LANDLORD’S REMEDIES

21.1                        Upon the occurrence of any of the Events of Default, Landlord shall have the option to pursue any one or more of the following remedies, in addition to any and all other rights and remedies Landlord may have under this Lease or by law, without any notice or demand whatsoever:

(a)                                 Landlord and Landlord’s agents may at any time, re-enter the Premises, or any part thereof, without notice, either by summary proceedings, distress proceedings, or by any other applicable action or proceeding, or by force or otherwise (without being liable to indictment, prosecution or damages therefor), and may repossess the Premises and dispossess Tenant and any other persons from the Premises and remove any and all of its or their property and effects from the Premises, without liability or damage thereto to the end that Landlord may have, hold and enjoy the Premises and in no event shall re-entry be deemed an acceptance and surrender of this Lease;

(b)                                 Landlord, at its option, may relet the whole or any part or parts of the Premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Landlord in its sole discretion may determine. Landlord shall have no obligation, other than as prescribed by the laws of the State of Maryland, to relet the Premises or any part thereof and shall in no event be liable, other than as prescribed by the laws of the State of Maryland, for refusal to relet the Premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this Lease or otherwise to affect any such liability. Landlord, at Landlord’s option, may make such repairs, improvements, alterations, additions, decorations and other physical changes in and to the Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability;

(c)                                  Either before or after any re-entry or reletting under this Article XXI, Landlord may, by notice to Tenant, declare the Term hereof ended and this Lease terminated and, in the event such notice is given, this Lease and the Term and estate hereby granted (whether or not the Term shall have commenced) shall terminate on the date set forth in such notice with the same effect as if that day were the Expiration Date, but Tenant shall remain liable for damages as provided in Section 21.3; and

(d)                                 Distrain for rent and other charges due as rent and/or additional rent and be entitled to the benefit of all laws now or hereafter made applicable to distrain or any action in the nature of distraint.

21.2                        In the event of any breach or threatened breach by Tenant or any person claiming through or under Tenant of any of the terms of this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right allowed at law or in equity, by statute or otherwise, as if re-entry, summary proceedings or other specific remedies were not provided for in this Lease.

21.3                        If this Lease shall terminate as provided in Subdivision (c) of Section 21.1, or by or under any summary proceeding or any other action or proceeding, or if Landlord shall re-enter the Premises as provided in Subdivision (a) of Section 21.1, or by or under any summary proceeding or any other action or proceeding, then, in any of said events:

(a)                                 Tenant shall pay to Landlord all Rent to the date upon which this Lease shall have been terminated or to the date of re-entry upon the Premises by Landlord, as the case may be;

(b)                                 Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as advance rent, security or otherwise, but such monies shall be credited by Landlord against any Rent due at the time of such termination or re-entry or, at Landlord’s option, against any damages payable by Tenant;

(c)                                  Tenant shall be liable for and shall pay to Landlord, as damages, any deficiency between the Rent payable hereunder for the period which otherwise would have constituted the unexpired portion of the Term (conclusively presuming the Additional Rent to be the same as was payable for the year immediately preceding such termination or reentry) and the net amount, if any, of rents (“Net Rent”) collected under any reletting effected pursuant to the provisions of Subdivision (b) of Section 21.1 for any part of such period (first deducting from the rents collected under any such reletting all of Landlord’s expenses in connection with the termination of this Lease or Landlord’s re-entry upon the Premises and in connection with such reletting including all repossession costs, brokerage commissions, legal expenses, alteration costs and other expenses of preparing the Premises for such reletting);

(d)                                 Any deficiency in accordance with Subdivision (c) above shall be paid in monthly installments by Tenant on the days specified in this Lease for the payment of installments of Basic Rent. Landlord shall be entitled to recover from Tenant each monthly deficiency as the same shall arise and no suit to collect the amount of the deficiency for any month shall prejudice Landlord’s right to collect the deficiency for any prior or subsequent month by a similar proceeding. Alternatively, suit or suits for the recovery of such deficiencies may be brought by Landlord from time to time at its election;

(e)                                  Whether or not Landlord shall have collected any monthly deficiencies as aforesaid, Landlord shall be entitled, to recover from Tenant, and Tenant shall pay Landlord, on demand, as and for liquidated and agreed final damages and not as a penalty, a sum equal to the amount by which the Basic Rent and Additional Rent payable hereunder for the period to the Expiration Date from the latest of the date of termination of this Lease, the date of re-entry or the date through which monthly deficiencies shall have been paid in full (conclusively presuming the Additional Rent to be the same as payable for the year immediately preceding such termination or re-entry) exceeds the then fair and reasonable rental value of the Premises for the same period, both discounted at the rate of 8% per annum to present worth. If, before presentation of proof of such liquidated damages to any court, commission or tribunal, the Premises, or any part thereof, shall have been relet by Landlord for the period which otherwise would have constituted the unexpired portion of the Term, or any part thereof, the amount of rent upon such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the Premises (as the case may be) so relet during the term of the reletting; and

(f)                                   In no event shall Tenant be entitled (i) to receive any excess of any Net Rent under subdivision (c) over the sums payable by Tenant to Landlord hereunder or (ii) in any suit for the collection of damages pursuant to this Section, to a credit in respect of any Net Rent from a reletting except to the extent that such Net Rent is actually received by Landlord prior to the commencement of such suit. If the Premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot area basis shall be made of the rent received from such reletting and the expenses of reletting.

21.4                        If, on account of any breach or default by Tenant in Tenant’s obligations hereunder, it shall become necessary for Landlord to employ an attorney to enforce or defend any of Landlord’s rights or remedies hereunder, Tenant agrees to pay any reasonable attorney’s fees incurred by Landlord in such connection.

21.5                        All of the foregoing remedies are cumulative and the decision by Landlord to exercise one of the remedies shall not preclude Landlord from exercising any other of the remedies at such time as Landlord deems fit, and pursuit by Landlord of any remedy herein provided or any other remedies provided by law shall not constitute a forfeiture or waiver of any Rent due to Landlord hereunder or of any damages to which Landlord may lawfully be entitled by reason of any default by Tenant.

21.6                        Any re-entry or re-letting under this Article XXI shall not be deemed to constitute a surrender or termination of this Lease or of any rights reserved by Landlord hereunder, nor a release of Tenant from the performance of any of its obligations hereunder, unless Landlord shall specifically notify Tenant in writing to that effect. Any such re-entry or re-letting shall not preclude Landlord from thereafter at any time terminating this Lease as herein provided.

ARTICLE XXII

ARBITRATION

22.1                        The parties hereto shall not be deemed to have agreed to determination of any dispute arising out of the Lease by arbitration unless determination in such manner shall have been specifically provided for in this Lease.

22.2                        The party desiring arbitration shall give notice to that effect to the other party and shall in such notice appoint a person as arbitrator on its behalf. Within 10 days, the other party by notice to the original party shall appoint a second person as arbitrator on its behalf. The arbitrators thus appointed shall appoint a third person, and such three arbitrators shall as promptly as possible determine such matter, provided, however, that

(a)                                 if the second arbitrator shall not have been appointed as aforesaid, the first arbitrator shall proceed to determine such matter; and

(b)                                 if the two arbitrators appointed by the parties shall be unable to agree, within 10 days after the appointment of the second arbitrator, upon the appointment of a third arbitrator, they shall give written notice to the parties of such failure to agree, and, if the parties fail to agree upon the selection of such third arbitrator within 10 days after the arbitrators appointed by the parties give notice as aforesaid, then within 5 days thereafter either of the parties upon notice to the other party may request such appointment by the American Arbitration Association (or any organization successor thereto), or in its absence, refusal, failure or inability to act, may apply for a court appointment of such arbitrator.

22.3                        Each arbitrator shall be a fit and impartial person who shall have had at least 10 years’ experience in the City of Baltimore in a calling connected with the matter of the dispute.

22.4                        The arbitration shall be conducted, to the extent consistent with this Article, in accordance with the then prevailing rules of the American Arbitration Association (or any organization successor thereto). The arbitrators shall render their decision and award, upon the concurrence of at least two of their number, within 30 days after the appointment of the third arbitrator. Such decision and award shall be in writing and shall be final and conclusive on the parties, and counterpart copies thereof shall be delivered to each of the parties. In rendering such decision and award, the arbitrators shall not add to, subtract from or otherwise modify the provisions of this Lease. Judgment may be had on the decision and award of the arbitrator(s) so rendered in any court of competent jurisdiction. Any monetary award made by the arbitrators shall bear interest at the then prevailing rate for three month Treasury Bills.

22.5                        Each party shall pay the fees and expenses of the one of the two original arbitrators appointed by or for such party and the fees and expenses of the third arbitrator and all other expenses of the arbitration (other than the fees and disbursements of attorneys or witnesses for each party) shall be borne by the parties equally.

22.6                        Notwithstanding the provisions of this Article, if any delay in complying with any requirement of this Lease by Tenant might subject Landlord to any fine or penalty, or to prosecution for a crime, or if it would constitute a default by Landlord under a Superior Mortgage or a Superior Lease, Landlord may exercise its right under Article XXIII to remedy such default and in such event the sole question to be determined by the arbitrators under this Article shall be whether Tenant is liable under Article XXIII for Landlord’s costs and expenses of curing such default.

22.7                        Notwithstanding anything to the contrary elsewhere provided in this Lease, if (a) the subject matter of a dispute which is provided in this Lease to be determined by arbitration is (i) one which would directly affect the liability of an insurer under any of the policies of insurance covering the Project or the Premises and the party which is the insured under such policy so notifies the other party, or (ii) one which cannot be the subject of arbitration under the Superior Lease or the Superior Mortgage, then unless such insurer or the Superior Lessor or the Superior Mortgagee gives its written consent to the determination of such matter by arbitration, or (b) a Superior Mortgagee shall be a Successor Landlord, then, in any such event, the dispute shall not be determined by arbitration and the parties shall be left to such other remedies as they may have.

ARTICLE XXIII

CURING TENANT’S DEFAULTS: FEES AND EXPENSES

23.1                        If Tenant shall default in the performance of any term of this Lease on Tenant’s part to be performed beyond any applicable grace period, Landlord, without thereby waiving such default, may, but shall not be obligated to, perform the same for the account and at the expense of Tenant, without notice in case of emergency and upon 10 days’ prior notice in all other cases. Landlord may enter the Premises at any time to cure any default without thereby incurring any liability to Tenant or anyone claiming through or under Tenant. Bills for any expenses incurred by Landlord in connection with any such performance or involved in collecting or endeavoring to collect rent or enforcing or endeavoring to enforce any rights against Tenant under or in connection with this Lease or pursuant to law, including any cost, expense and disbursement involved in instituting and prosecuting summary proceedings, as well as bills for any property, material, labor or services provided, furnished or rendered, including reasonable attorney’s fees and disbursements, shall be paid by Tenant as Additional Rent on demand. In the event that Tenant is in arrears in payment of Rent, Tenant waives Tenant’s right, if any, to designate the items against which any payments made by Tenant are to be credited and Landlord may apply any payments made by Tenant to any items Landlord sees fit, irrespective of and notwithstanding any designation or requests by Tenant as to the items against which any such payments shall be credited. Landlord reserves the right, without liability to Tenant, upon thirty (30) days additional notice to Tenant, to suspend furnishing to Tenant electrical energy and all or any other services (including heat, ventilating and air conditioning), whenever Landlord is obligated to furnish the same, in the event that (but only for so long as) Tenant is in arrears in paying Landlord therefor.

ARTICLE XXIV

SUBORDINATION AND ATTORNMENT

24.1                        A. This Lease shall be subordinate to each Superior Lease and each Superior Mortgage. The provisions of this Subsection 24.1A shall be self-operative and no further instruments of subordination shall be required. However, if Landlord requests confirmation of the subordination provided for in this Subsection 24.1A, Tenant shall, without charge therefor, promptly execute and deliver to Landlord any certificate or instrument which Landlord may at any time request in connection therewith. Upon request and without charge therefor, Tenant shall promptly execute and deliver to each Superior Mortgagee an instrument acknowledging notice of any assignment by Landlord of Landlord’s rights under this Lease to such Superior Mortgagee. If Tenant fails to execute, acknowledge or deliver any such instrument provided for herein within 10 days after request therefor, Tenant hereby irrevocably constitutes and appoints Landlord as Tenant’s attorney-in-fact, coupled with an interest, to execute, acknowledge and deliver any such instruments for and on behalf of Tenant.

B.                                    If, in connection with obtaining financing for the Premises, a Superior Mortgagee shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not materially adversely increase the obligations of Tenant hereunder nor materially adversely affect the leasehold interest hereby created or Tenant’s use and enjoyment of the Premises.

C.                                    Any Superior Mortgagee may elect that this Lease shall have priority over such Superior Mortgage and upon notification by such Superior Mortgagee to Tenant, this Lease shall be deemed to have priority over such Superior Mortgage whether this Lease is dated prior to or subsequent to the date of such Superior Mortgage.

24.2                        Tenant shall not do or suffer or permit anything to be done which would constitute a default under any Superior Mortgage or any Superior Lease or cause any Superior Lease to be terminated or forfeited by virtue of any rights of termination or forfeiture reserved or vested in any Superior Lessor.

24.3                        Tenant agrees to give each Superior Mortgagee, by registered mail, a copy any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such Superior Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then, each Superior Mortgagee shall have an additional 30 days within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary if within such 30 days any Superior Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

24.4        If, at any time prior to the termination of this Lease, a Superior Lessor or Superior Mortgagee (or any person or such person’s successors or assigns, who acquires the interest of Landlord under this Lease through foreclosure action or an assignment or deed in lieu of foreclosure) shall succeed to the rights of Landlord under this Lease through possession or foreclosure or delivery of a new lease or deed or otherwise, Tenant agrees at the election and upon request of any such person (collectively, “Successor Landlord”), to fully and completely attorn, from time to time. to and recognize any such Successor Landlord, as Tenant’s landlord under this Lease upon the then executory terms of this Lease. Upon such attornment this Lease shall continue in full force and effect as a direct lease between Tenant and such Successor Landlord, except that such Successor Landlord shall not be:

(i)                                     liable for any previous act or omission of any prior landlord (including Landlord) (other than to cure defaults of a continuing nature with respect to the maintenance or repair of the Premises or the Property notice of which has been given to any prior landlord by Tenant or latent defects with respect to the Premises or the Property);

(ii)                                  subject to any offsets or defenses which may have theretofore accrued to Tenant against any prior landlord (including Landlord);

(iii)                               bound by any previous amendment or modification of this Lease not expressly provided for herein unless such modification shall have been expressly approved in writing by such Successor Landlord prior to attornment;

(iv)                              bound by any previous prepayment of Basic Rent or Additional Rent for a period greater than one month in advance;

(v)                                 bound to or liable for any refund of all or any part of any security deposited by Tenant;

(vi)                              obligated to repair the Premises or the Building or any part thereof, in the event of total or substantial damage beyond such repair as can reasonably be accomplished from the net proceeds of insurance actually made available to Landlord; or

(vii)                           obligated to repair the Premises or the Building or any part thereof, in the event of partial condemnation beyond such repair as can reasonably be accomplished from the net proceeds of any award actually made available to Landlord as consequential damages allocable to the part of the Premises or the Building not taken.

ARTICLE XXV

SURRENDER AND HOLDOVER

25.1        On the Expiration Date or upon the sooner termination of this Lease or upon re-entry by Landlord upon the Premises, Tenant shall surrender, vacate and deliver to Landlord the Premises, including all improvements, additions, alterations and replacements thereon, trade fixtures, furnishings, furniture, equipment, merchandise and other personal property installed or placed in or on the Premises by Tenant unless removed by Tenant pursuant to Section 15.3 hereof, “broom clean” and in good order, condition and repair except for ordinary wear, tear and damage by fire or other insured casualty.

25.2        If the Premises are not surrendered upon the termination of this Lease, Tenant hereby indemnifies Landlord against liability resulting from delay by Tenant in so surrendering the Premises, including any claims made by any succeeding Tenant or prospective Tenant founded upon such delay, In addition, in the event Tenant remains in possession of the Premises after the termination of this Lease without the execution of a new lease, Tenant, at the option of Landlord, shall be deemed to be occupying the Premises as a tenant from month to month, at 3 times the Basic Rent and Additional Rent payable during the last month of the Term, subject to all of the other terms of this Lease insofar as the same are applicable to a month-to-month tenancy.

25.3        Tenant’s obligations under this Article shall survive the termination of this Lease.

ARTICLE XXVI

NONDISCRIMINATION

26.1        Nondiscrimination.

Throughout the Term of this Lease, Tenant agrees, for itself, its successors and assigns, that it will comply with all laws, statutes and ordinances and all rules, orders, regulations, directives and requirements of all federal, state, county and city departments, bureaus, boards, agencies, offices, commissions and other subdivisions thereof, or of any official thereof, or of any other governmental, public or quasi-public authority, whether now or hereafter in force, applicable to it which prohibit it from discriminating against any person on the grounds of race, color or national origin in providing housing, accommodations, facilities, services, financial aid, employment, or any other benefits. This covenant shall run with the Land and shall bind Tenant’s assigns and successors in interest as to any such laws applicable to such assign or successor, to the same force and effect as if any said successor in interest had executed this Lease. In the event Tenant defaults hereunder it shall be subject to all remedies or enforcement procedures contained in any such Laws at the insistence of such agencies or persons entitled to enforcement thereof, but such default shall not be deemed an Event of Default hereunder.

ARTICLE XXVII

PEACEABLE AND QUIET POSSESSION

27.1        Tenant, if and so long as it pays the Rent and performs and observes the other terms and covenants to be performed and kept by it as provided in this Lease, shall have the peaceable and quiet possession of the Premises during the Term free of the claims of Landlord or anyone claiming by, through or under Landlord, subject to the terms of this Lease and any Superior Lease and any Superior Mortgage. This covenant shall be construed as a covenant running with the Land and shall not be construed as a personal covenant or obligation of Landlord, except to the extent of Landlord’s interest in this Lease and then subject to the terms of Section 31.9.

ARTICLE XXVIII

RULES AND REGULATIONS

28.1        Tenant and its employees, agents, invitees and licensees shall faithfully observe and strictly comply with, and shall not permit violation of, the Rules and Regulations annexed hereto as Exhibit E, and such reasonable changes therein as Landlord hereafter may make and communicate to Tenant (“Rules and Regulations”). In case of any conflict or inconsistency between the provisions of this Lease and any Rules and Regulations, the provisions of this Lease shall control. Landlord shall have no duty or obligation to enforce any Rule or Regulation, or any term, covenant or condition of any other lease, against any other tenant, and Landlord’s failure or refusal to enforce any Rule or Regulation or any term, covenant or condition of any other lease against any other tenant shall be without liability of Landlord to Tenant.

28.2        Notwithstanding anything to the contrary in any of the Rules and Regulations, whenever Landlord shall claim by notice to Tenant that Tenant is violating any of the provisions of the Rules and Regulations and Tenant shall in good faith dispute such claim to Landlord within 10 days after service of Landlord’s notice of the violation, the dispute shall be determined by arbitration pursuant to Article XXII.

ARTICLE XXIX

SECURITY DEPOSIT

29.1        Tenant has provided Landlord with a Letter of Credit in the amount of $175,000 as security for the full and punctual performance by Tenant of all of the terms of this Lease. Provided there has been no Event of Default by Tenant, the amount of the Letter of Credit shall be reduced by one-third ($58,333.33) at the end of each of the first three years of the Term. At the expiration of the third year of the Term Tenant shall deposit with Landlord the sum of $12,824 as such security. In the event Tenant defaults in the performance of any of the terms of this Lease following the expiration of applicable notice and cure periods, including the payment of Rent, Landlord may apply the whole or any part of the Letter of Credit or use, apply or retain the whole or any part of the security so deposited, as the case may be, to the extent required for the payment of any Rent or for any sum which Landlord may expend or may be required to expend by reason of Tenant’s default in respect of any of the terms of this Lease, including any damages or deficiency in the reletting of the Premises, whether accruing before or after summary proceedings or other reentry by Landlord. In the case of every such use, application or retention, Tenant shall, on demand, pay to Landlord the sum so used, applied or retained which shall be added to the security deposit so that the same shall be replenished to its former amount. If Tenant shall fully and punctually comply with all of the terms of this Lease, the security, without interest, shall be returned to Tenant after the termination of this Lease and delivery of exclusive possession of the Premises to Landlord. In the event of a sale or lease of the Building Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall ipso facto be released by Tenant from all liability for the return of such security; and Tenant agrees to look solely to the new landlord for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new landlord. Tenant shall not assign or encumber or attempt to assign or encumber the monies deposited herein as security and neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or encumbrance.

ARTICLE XXX

Article XXX  intentionally omitted.

ARTICLE XXXI

MISCELLANEOUS

31.1        No Waiver.

(a)           No agreement to accept a surrender of this Lease shall be valid unless in writing signed by Landlord and agreed to by the Superior Lessor and Superior Mortgagee. No agent or employee of Landlord or of Landlord’s agent shall have any power to accept the keys to or possession of all or any part of the Premises prior to the Expiration Date. The delivery of keys or possession to any such agent or employee shall not operate as a termination of this Lease or a surrender of the Premises.

(b)           No provision of this Lease shall be deemed to have been waived by Landlord or Tenant unless such waiver be in writing signed by the party making such waiver. The failure of Landlord or Tenant to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease, shall not be deemed a waiver thereof or prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation.

(c)           The receipt by Landlord of Basic Rent, and/or any items of Additional Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the Basic

Rent herein stipulated shall be deemed to be other than on account of the earliest Basic Rent reserved hereby which is due and owing at the time such payment is received by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the Additional Rent herein stipulated shall be deemed to be other than on account of the earliest Additional Rent reserved hereby which is due and owing at the time such payment is received by Landlord. No endorsement or statement on any check or any letter accompanying any check or payment of any such Rent shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to remedy provided in this Lease.

31.2        Captions; Gender. The captions used in this Lease are for convenience only and do not in any way limit or amplify the terms and provisions hereof. Whenever herein the singular number is used, the same shall include the plural, and words of any gender shall include each other gender.

31.3        Exhibits. The Exhibits hereto and the Rider are hereby incorporated into this Lease.

31.4        Final Agreement. This Lease and all other agreements and instruments signed contemporaneously herewith contain the entire agreement between the parties, and no agreement, representation or inducement shall be effective to change, modify or terminate this Lease in whole or in part unless such agreement, representation or inducement is in writing and signed by both parties hereto.

31.5        Brokers. Landlord and Tenant each represent and warrant to each other that it has not had any dealing with any real estate broker or finder other than Cushman & Wakefield, TriAlliance and Peter D. Leibowits Co., Inc. with respect to the subject matter of this Lease Agreement., and agree to hold each other harmless from and against any and all damages, costs and expenses resulting from any claim(s) for a brokerage commission or finder’s fee that may be asserted against either of them by any other broker or finder with whom the other has dealt. Landlord agrees to pay said brokers a commission in accordance with a separate agreement. In the event of a suit on any such claim, each party shall notify and implead the other, or the other may intervene. Landlord shall have no liability for brokerage commissions arising out of a sublease by Tenant and Tenant shall and does hereby indemnify Landlord and hold it harmless from any and all liability for brokerage commissions arising out of any such sublease.

31.6        Estoppel Certificates. Tenant at any time or from time to time at the request of Landlord or at the request of any Superior Lessor or any Superior Mortgagee will execute, acknowledge and deliver to the party so requesting, a certificate by Tenant, in the form annexed hereto as Exhibit F, certifying:

(a)           that this Lease has not been modified, changed, altered or amended in any respect and is in full force and effect (or, if there have been modifications, stating the modifications and that the Lease is in full force and effect as modified);

(b)           that this Lease is the only lease between Landlord and Tenant affecting the Premises;

(c)           that Tenant has accepted the Premises (or a part thereof), is in occupancy of the Premises, or a part thereof, and is paying all Rent hereunder, for which it is then liable on a current basis;

(d)           that there are then existing no credits, offsets or defenses against the enforcement of any provisions of-this Lease (and, if so, specifying the same);

(e)           the dates, if any, to which the Rent or other charges due hereunder have been paid in advance and that there has been no prepayment of Rent other than as provided for in this Lease;

(f)            that there are no existing defaults by Landlord or Tenant under this Lease (or, if so, specifying such default);

(g)           whether or not Tenant has exercised any renewal options or other options which may be provided in this Lease;

(h)           that there are no actions, whether voluntary or otherwise, pending against Tenant under the bankruptcy laws of the United States or any state thereof; and

(i)            such further information with respect to the Lease or the Premises as Landlord, any Superior Lessor or any Superior Mortgagee may request.

Any such certificate may be relied upon by any prospective purchaser of the Real Property or the Project or of the interest of Landlord in any part thereof, by any mortgagee or prospective mortgagee thereof, by any lessor or prospective lessor thereof, by any lessee or prospective lessee thereof, or by any prospective assignee of any mortgage thereof. The failure of Tenant to execute, acknowledge and deliver to Landlord a statement in accordance with the provisions of this Section 31.6 within ten (10) business days after request therefor shall constitute an acknowledgement by Tenant, which may be relied on by any person who would be entitled to rely upon any such statement, that such statement as submitted by Landlord is true and correct.

31.7        Severability. If any provision of this Lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Lease shall not be affected thereby.

31.8        Binding Effect. The terms, provisions and covenants contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns and shall be covenants running with the Land.

31.9        Exculpation.

A.            In the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed and performed by Landlord, Tenant shall look solely to the estate and property of Landlord in the Real Property (provided that any right of Tenant thereto shall always be subject and subordinate to the right of any Superior Lessor or Superior Mortgagee) for the collection of any sum of money on a judgment, or for the payment or expenditure of any money under any decree of specific performance, injunctive relief or other equitable relief (or other judicial process) requiring performance by Landlord of any obligation under this Lease. No other property or assets of the Landlord, Landlord’s agents, incorporators, shareholders, officers, directors, partners, principals (disclosed or undisclosed) or affiliates shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies.

B.            The term “Landlord” shall mean only the owner at the time in question of the present Landlord’s interest in the Building and in the event of a sale or transfer of the Building (by operation of law or otherwise), or in the event of the making of a lease of all or substantially all of the Building, or in the event of a sale or transfer (by operation of law or otherwise) of the leasehold estate under any such lease, the grantor, transferor or lessor, as the case may be, shall be and hereby is (to the extent of the interest or portion of the Building or leasehold estate sold, transferred or leased) automatically and entirely released and discharged, from and after the date of such sale, transfer or leasing, of all liability in respect of the performance of any of the terms of this Lease on the part of Landlord thereafter to be performed; provided that the purchaser, transferee or lessee (collectively, “Transferee”) shall be deemed to have assumed and agreed to perform, subject to the limitations of this Section (and without further agreement between the then parties hereto, or among such parties and the Transferee) and only during and in respect of the Transferee’s period of ownership of the Landlord’s interest under this Lease, all of the terms of this Lease on the part of Landlord to be performed during such period of ownership, which terms shall be deemed to run with the Land it being intended that Landlord’s obligations hereunder shall, as limited by this Article, be binding on Landlord, its successors and assigns, only during and in respect of their respective successive periods of ownership.

C.            In the event of any default or breach by Tenant with respect to any of the term, covenants and conditions of this Lease to be observed and performed by Tenant, Landlord shall look solely to the assets of the Tenant corporation for the collection of any sum of money on a judgment, or for the payment or expenditure of any money under any decree of specific performance, injunctive relief or other equitable relief (or other judicial process) requiring performance by Tenant of any obligation under this Lease. No other property or assets of the corporation’s agents, incorporators, shareholders, officers, directors, partners, principals (disclosed or undisclosed) or affiliates shall be subject to levy, execution or other enforcement procedure for the satisfaction of Landlord’s remedies.

31.10      Waiver of Certain Rights. Tenant hereby expressly waives any and all rights granted by or under any present or future laws to redeem Landlord’s reversionary interest in the Real Property. To the extent permitted by applicable law, Landlord and Tenant waive trial by jury in any proceeding or any matter in any way connected with this Lease and agree that they will not interpose any counterclaim of whatsoever nature or description in any manner whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, or Tenant’s use or occupancy of the Premises, any claim of injury or damage, or any emergency or other statutory remedy with respect thereto. The preceding sentence notwithstanding, Tenant may assert a counterclaim arising out of and related to the particular matter asserted by Landlord. In addition, in the event of any lawful termination of the Term or any repossession of the premises by reason of Tenant’s default hereunder, Tenant waives (a) any notice of re-entry or of the institution of legal proceedings to that end, (b) any right of redemption, re-entry or repossession, and (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or otherwise. The provisions of this Article shall survive the termination of this Lease.

31.11      No Recordation. Neither Landlord nor Tenant shall record this Lease, any amendment to this Lease, the confirmatory agreement referred to in Section 4.3 or any other memorandum of this Lease without the prior written consent of the other party and in the event such consent is given the party requesting such consent shalt pay all transfer taxes, recording fees and other charges in connection with such recording notwithstanding any provision of law imposing liability therefor upon the other party.

31.12      Notices. Except as otherwise expressly set forth herein all notices, requests, demands, approvals or consents required hereunder or by law (collectively, “Notices”) shall be in writing and shall be given by personal delivery, delivery by overnight courier providing proof of such delivery, telefax transmission with confirmation or by mailing the same, certified or registered mail, return receipt requested, postage prepaid, addressed to Landlord at c/o PDL Baltimore Associates, 32 Lafayette Place, Greenwich, Connecticut 06830, Attention: Mr. Peter D. Leibowits, if to Tenant, at the Premises. Notices shall be deemed given upon such personal delivery or upon receipt if by overnight courier or telefax, or, if mailed, 2 business days after mailing. The persons designated for the receipt of Notices, and the addresses to which Notices may be given or made by either party, may be changed or supplemented by Notice given by such party to the other and notwithstanding the preceding sentence such Notice shall be effective 10 days after mailing or delivery.

31.13      Governing Law. This Lease shall be deemed to be made under and shall be construed in accordance with and governed by the internal laws of the State of Maryland, without regard to principles of conflicts of laws.

31.14      No Representations. Tenant expressly acknowledges that neither Landlord nor Landlord’s agents has made or is making and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease and no rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth in this Lease.

31.15      Consents.

A.            Wherever it is specifically provided in this Lease that a party’s consent is not to be unreasonably withheld, a response to a request for such consent shall also not be unreasonably delayed. If either Landlord or Tenant considers that the other has unreasonably withheld or delayed a consent, it shall so notify the other party within 10 days after receipt of notice of denial of the requested consent or, in case notice of denial is not received, within 20 days after making its request for the consent.

B.            Tenant hereby waives any claim against Landlord which it may have based upon any assertion that Landlord has unreasonably withheld or unreasonably delayed any such consent, and Tenant agrees that its sole remedy shall be an action or proceeding to enforce any such provision or for specific performance, injunction or declaratory judgment. In the event of such a determination, the requested consent shall be deemed to have been granted; however, Landlord shall have no liability to Tenant for its refusal or failure to give such consent.

C.            Notwithstanding anything to the contrary provided in this Lease, in any instance where the consent of the Superior Lessor and/or the Superior Mortgagee is required Landlord shall not be required to give its consent until and unless such Superior Lessor and/or such Superior Mortgagee has given its consent. Landlord agrees to seek such consent if Landlord would otherwise consent in such instance.

31.16      Parties Bound. The terms of this Lease shall bind and benefit the successors and assigns of the parties with the same effect as if mentioned in such instance where a party is named or referred to, except that no violation of the provisions of Article X shall operate to vest any right in any successors or assignee of Tenant and that the provisions of this Article shall not be construed as modifying the conditions of limitation contained in Article X. This Lease is submitted to Tenant for signature with the understanding that it shall not bind Landlord or Tenant unless and until it is duly executed by both Landlord and Tenant and an executed copy delivered to Tenant.

31.17      Renewal Option. Provided that no Event of Default shall be continuing at the time of the exercise of the option herein provided and at the time of the commencement of the Renewal Term (as hereinafter defined), Tenant shall have the right, at its option, to extend the original Lease Term (“Original Term”), for a renewal term (“Renewal Term”) of five (5) years to commence immediately following the expiration of the Original Term, by giving notice to Landlord not less than nine (9) nor more than eighteen (18) months prior to the Expiration Date of this Lease and, upon the giving of such notice, this Lease, subject to the provisions hereof, shall be automatically extended for the Renewal Term with the same force and effect as if the Renewal Term had been originally included in the Lease Term. Time shall be of the essence with respect to the exercise by Tenant of the option. All of the terms, covenants and conditions of this Lease shall continue in full force and effect during the Renewal Term except that (a) the Basic Rent shall be as hereinafter set forth, (b) the Base Tax Factor shall be the fiscal tax year and the Base Operating Factor shall be the calendar year during which the Renewal Term Commences; (c) the terms of this Lease relating to the Work Letter and the performance of Landlord’s Work and Tenant’s Work shall not be applicable to the Renewal Term and (d) there shall be no further privilege of extension of this Lease beyond the Renewal Term. The Basic Rent payable by Tenant during the first year of the Renewal Term shall be the fair market basic rent prevailing at the commencement of the Renewal Term for rental of space comparable in size to the Premises in privately owned multi-tenanted office buildings owned by other than governmental entities comparable in age, size, quality and location to the Building, as determined in the first instance by Landlord, based upon then current leases for such space, taking into account tenant improvement allowances. No less than thirty (30) days following Landlord’s receipt of Tenant’s notice to extend the Lease for the Renewal Term, Landlord shall notify Tenant in writing of its determination of the Basic Rent for the first year of the Renewal Term as set forth above. In the event Tenant disagrees with such determination Landlord and Tenant shall attempt in good faith to agree on such Basic Rent. In the event Landlord and Tenant fail to reach an agreement on such rental rate at least four (4) months prior to the expiration of the then current term, the dispute as to Basic Rent shall be arbitrated pursuant to the provisions of the Article XXII, and Tenant shall pay Basic Rent as determined by Landlord pending the outcome of such arbitration subject to the adjustment by reason thereof. After final determination of the Basic Rent for the first year of the Renewal Term, same shall increase during each subsequent year of the Renewal Term two and one-half (2.5%) percent over the Basic Rent for the prior year.

31.18      First Offer Right. As long as this Lease is in full force and effect, without material default by Tenant, Landlord agrees that prior to renting any space on the remainder of the Sixth Floor of the Building (the “First Offer Space”) to a third party, Landlord will inform Tenant in writing that it has a prospective third party tenant for the First Offer Space. On or before ten (10) business days after the date of such written notice, Tenant will have the right (the “First Offer Right”) to send Landlord a notice stating that Tenant elects to rent all, but not less than all, of the First Offer Space. It is the intention of the parties that after the exercise by Tenant of the First Offer Right there shall remain at least five (5) years on the Term of the Lease. Accordingly, Tenant’s exercise of the First Offer Right shall be conditioned either upon its exercise of the renewal right contained in this Lease or upon its entering into a Lease Amendment extending the Term of the Lease for at least five (5) years. If the time of the exercise of such right is within one year of the three (3) year anniversary of the Rent Commencement Date, Tenant’s exercise of such right shall be conditioned upon Tenant’s express waiver of its Termination Right set forth in §31.19 below. Tenant=s notice electing to rent the First Offer Space must be postmarked within the ten (10) business day period and sent by Registered or Certified Mail, Return Receipt Requested, time being of the essence. If Tenant does not timely exercise the First Offer Right, Landlord will be thereafter free to rent the First Offer Space to another tenant or tenants.

In the event Tenant exercises the First Offer Right, then on the earlier of the date of Substantial Completion of Improvements to the First Offer Space, or the date Tenant takes occupancy of the First Offer Space, the Lease shall be deemed amended to include the First Offer Space as part of the Premises at a rental rate equal to the then applicable Basic Rent due hereunder, and Tenant’s Proportionate Share as defined in this Lease shall be adjusted by reason of the addition of such First Offer Space. The work to integrate the First Offer Space into the Premises shall be performed by Tenant for which Tenant will receive an improvement allowance from Landlord determined by pro-rating the amount originally expended per square foot for Landlord’s Work pursuant to Exhibit C over the remaining Term of the Lease.

31.19      Termination Right. Provided that no Event of Default shall be continuing at the time of the exercise of the right herein set forth, Tenant shall have the one time right to terminate this Lease effective as of the three (3) year anniversary of the Rent Commencement Date by giving Landlord no less than six (6) months written notice. Notwithstanding such notice, Tenant shall pay all Basic Rent and Additional Rent through the three (3) year anniversary of the Rent Commencement Date in the manner provided in this Lease. Simultaneously with delivery of the notice of termination, Tenant shall pay to Landlord a termination charge equal to one month’s rent at the then current rate and an additional charge equal to the unamortized cost of (i) the three (3) months rent concession herein provided, (ii) architectural fees for and the improvements constructed and paid for by Landlord pursuant to the Work Letter, Exhibit C, and (iii) the legal fees and commissions incurred by Landlord in negotiation and preparation of this

Lease, each at an amortization rate of nine (9%) percent per annum in accordance with the Amortization Schedule annexed as Exhibit G.

31.20                 Parking. Landlord acknowledges and agrees that during the Term of this Lease Tenant shall have the right to utilize twenty (20) parking spaces in the Parking Garage on a non-reserved basis at the then prevailing rate for such spaces, which, as of the date of this Lease, is $175.00 per month per space. Payment for such spaces shall be made directly to the operator of the Parking Garage and utilization of such spaces shall at all times be subject to the rules and regulations of the operator of the Parking Garage.

IN WITNESS WHEREOF, the parties hereto have executed this Lease on the day and year first above written.

PDL PRATT ASSOCIATES, LLC

Witness:

/s/ [illegible]	By:	/s/ Peter D. Leibowits
Peter D. Leibowits

Attest	CERECOR, INC.

/s/ Teresa Winhauer	By:	/s/ Reza Mazhari
Reza Mazhari

EXHIBIT A

SPACE PLAN

EXHIBIT B

DESCRIPTION OF THE LAND

Lot 9B-3

Beginning for the same at the point formed by the intersection of the west side of Gay Street, varying in width, and the division line between the parcel of land being herein described known as Lot 9B-3 and the parcel of land adjoining on the south thereof known as Lot 9B-4 of the Department of Housing and Community Development Inner Harbor Project I and at a horizontal plane having an elevation of 101.33 feet and ascending to an elevation of unlimited height, and running thence binding on said division line, South 87° -37’ -20”W 275.86 feet to the division line between said Lot 9B-3 and the parcel of land adjoining on the west thereof known as Lot 8 of said Inner Harbor Project I; thence binding on last said division line, North 02° -22’ -40” West 22.00 feet to the division line between said Lot 9B-3 and the parcel of land adjoining on the north thereof known as Lot 9B-1 of said Inner Harbor Project I; thence binding on last said division line, North 87° - 37’ -20” East 275.77 feet to intersect the west side of said Gay Street, and thence binding on the west side of said Gay Street, South 02° -37’ -15” East 22.00 feet to the place of beginning.

Containing 6,069.61 square feet or 0.1393 acre of land, more or less.

All courses, distances and elevations in the above description are referred to the true meridian and mean low tide as adopted by the Baltimore Survey Control System.

Lot 9B-4

Beginning for the same at the point formed by the intersection of the west side of Gay Street, varying in width, and the division line between the parcel of land being herein described known as Lot 9B-4 and the parcel of land adjoining on the south thereof known as Lot 8 of the

Department of Housing and Community Development Inner Harbor Project I, and running thence binding on said division line, South 87° -37’ -20” West 276.08 feet; thence binding on another division line between said Lot 9B-4 and said Lot 8, North 02° -22’ -40” West 50.00 feet to the division line between said Lot 9B-4 and the parcel of land adjoining on the north thereof known as Lot 9B-2 of said Inner Harbor Project I; thence binding on last said division line, North 87° -37’ -20” East 275.86 feet to intersect the west side of said Gay Street, and thence binding on the west side of said Gay Street, South 02° -37’ -15” East 50.00 feet to the place of beginning.

Containing 13,797.67 square feet or 0.3168 acre of land, more or less.

All courses and distances in the above description are referred to the true meridian as adopted by the Baltimore Survey Control System.

EXHIBIT B-1

LEGAL DESCRIPTION

150 SOUTH GAY STREET

BLOCK 1381 — LOT 3 — WARD 4 — SECTION 11

BALTIMORE CITY, MARYLAND

Beginning for the same at the intersection of the North Side of East Pratt Street (86 feet wide) and the West Side of Gay Street (varied width), said point also being the southeastern most corner of Lot 8 as shown on the plat entitled “Final Subdivision plan Lots 8 and 9B Inner Harbor Project I” as recorded among the Land Records of Baltimore City, Maryland in Plat Pocket Folder #2733, thence binding on the North Side of East Pratt Street and binding on the outlines of said Lot 8, referring all courses of this description to the Baltimore City Survey Control System, (1) South 87 degrees 21 minutes 01 seconds West for a distance of 299.74 feet to the East Side of Commerce Street (66 feet wide) as shown on said plat, thence binding on the East Side of Commerce Street and binding on the outlines of Lot 8 of said plat, (2) North 03 degrees 40 minutes 04 seconds West for a distance of 290.12 feet to the South Side of Lombard Street (varied width), thence binding on the South Side of Lombard Street and binding on the outlines of Lot 8 of said plat (3) North 87 degrees 21 minutes 01 seconds East for a distance of 29.77 feet to the division line of Lot 9B-1 and Lot 8 of said plat, thence binding on the outlines of Lot 8 of said plat, (4) South 02 degrees 24 minutes 24 seconds East for a distance of 225.01’ to the division line of Lot 9B-4 and Lot 8 of said plat, thence binding on said division line (5) North 87 degrees 35 minutes 36 seconds East for a distance of 276.08 feet to the West Side of Gay Street, thence binding on the West Side of Gay Street and binding on the outlines of Lot 8 of said plat (6) South 02 degrees 38 minutes 59 seconds East for a distance of 63.89 feet to the place of beginning containing 0.586 acres of land, per my survey and calculations.

Being known as Lot 8 as shown on the plat entitled “Final Subdivision plan Lots 8 and 9B Inner Harbor Project I” as recorded among the Land Records of Baltimore City, Maryland in Plat Pocket Folder #2733

EXHIBIT C

WORK LETTER

LANDLORD’S WORK: Landlord shall perform all work required to prepare the Premises for Tenant’s occupancy, pursuant to the Plans attached, using building standard materials. Plans and specifications shall be prepared by Landlord’s architect and submitted for Tenant’s approval. Work resulting from any changes in the Plans and specifications after Tenant’s initial approval thereof shall be at Tenant’s expense.

EXHIBIT D

USE RESTRICTIONS

(i)                                     Specific Prohibitions. The property shall not be used for a carpet cleaning establishment; Correctional or Penal Institution; Dog pound or place for the detention or extermination of stray cats and dogs; Dyeing, cleaning, or pressing establishments other than receiving stations; Automobile filling stations for sale of inflammable liquids except when completely enclosed within structure; Hotels which have less than 20 sleeping rooms; Ice depots for wholesale or retail trade or storage; Stable for animals used in business, sale, boarding, or livery stables; Display, or sale of motor vehicles except when completely enclosed within structure; Undertaking business or establishment; Wheeled motor vehicle repair shop; Facilities for poultry killing or dressing; Cat or dog hospital; Automobile or storage battery service station; Trailer storage, sale or repair or trailer used for office or for living purposes or trailer camp.

(ii)                                  Storage and Display. Open air storage of equipment, merchandise, and materials and outside exhibit of display or merchandise is prohibited except where specifically permitted by the Department of Housing and Development of Baltimore City.

EXHIBIT E

RULES AND REGULATIONS

1.                                      The Common Area, and the sidewalks, driveways, and other public portions of the Project (APublic Areas@) shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the Premises, and tenant shall not permit any of its employees, agents, licensees or invitees to congregate or loiter in any of the Public Areas. No tenant shall invite to, or permit to visit, the Premises persons in such numbers or under such conditions as may interfere with the use and enjoyment by others of the Public Areas. Fire exits and stairways are for emergency use only, and they shall not be used for any other purposes by any tenant, or the employees, agents, licensees or invitees of any tenant. Landlord reserves the right to control and operate, and to restrict and regulate the use of, the Public Areas and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally, including the right to allocate certain elevators for delivery service, and the right to designate which Building entrances shall be used by persons making deliveries in the Building. No doormat of any kind whatsoever shall be placed or left in any public hall or outside any entry door of the Premises.

2.                                      No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the consent of Landlord. Such curtains, blinds, shades or screens must be of a quality, type, design and color, and attached in the manner, approved by Landlord. In order that the Building can and will maintain a uniform appearance to those persons outside of the Building, each tenant occupying the perimeter areas of the Building shall (a) use only building standard lighting in areas where lighting is visible from the outside of the Building and (b) use only building standard blinds in window areas which are visible from the outside of the Building.

3.                                      No sign, insignia, advertisement, lettering, notice or other object shall be exhibited, inscribed, painted or affixed by any tenant on any part of the outside or inside of the

Premises or the Building or on doors, corridor walls, the Building directory or in the elevator cabs without the prior approval of Landlord as to size, color, style, content and location and Tenant shall obtain all necessary approvals and permits from governmental or quasi-governmental authorities in connection with such signs. Such signs shall, at the expense of Tenant, be inscribed, painted or affixed by sign-makers approved by Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove such signs without any liability, and may charge the expense incurred in such removal to the tenant or tenants violating this rule.

4.                                      Neither the sashes, sash doors, skylights or windows that reflect or admit light and air into the halls, passageways or other public places in the Building nor the heating, ventilating and air conditioning vents and doors shall be covered or obstructed by any tenant, nor shall any bottles, parcels or other articles be placed on the window sills on the peripheral heating enclosures. Tenant shall have no right to remove or change shades, blinds or other window coverings within the Premises without Landlord=s consent.

5.                                      No showcases or other articles shall be placed by Tenant in front of or affixed to any part of the exterior of the Building, nor placed in the Public Areas.

6.                                      No acids, vapors or other harmful materials shall be discharged, or permitted to be discharged, into the waste lines, vents or flues of the Building. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were designed and constructed, and no sweepings, rubbish, rags, acids or other foreign substances shall be thrown or deposited therein. Nothing shall be swept or thrown into the Public Areas or other areas of the Building, or into or upon any heating or ventilating vents or registers or plumbing apparatus in the Building, or upon adjoining buildings or land or the street. The cost of repairing any damage resulting from any misuse of such fixtures, vents, registers and apparatus and the cost of repairing any damage to the Building, or to any facilities of the Building, or to any adjoining building or property, caused by any tenant, or the employees, agents, licensees or invitees of such tenant, shall be paid by such tenant. Any cuspidors or similar containers or receptacles shall be emptied, cared for and cleaned by and at the expense of such tenant.

7.                                      No tenant shall mark, paint, drill into, or in any way deface, any part of the Premises or the Building. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of, and as directed by, Landlord. No telephone, telegraph or other wires or instruments shall be introduced into the Building by any tenant except in a manner approved by Landlord. No tenant shall lay linoleum or other similar floor covering, so that the same shall come in direct contact with the floor of the Premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder=s deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

8.                                      No bicycles, vehicles, animals (except seeing eye dogs), fish or birds of any kind shall be brought into, or kept in or about, the Premises.

9.                                      No noise, including, but not limited to, music, the playing of musical instruments, recordings, radio or television, which, in the judgment of Landlord, might disturb other tenants in the Building, shall be made or permitted by any tenant. Nothing shall be done or permitted by any tenant which would impair or interfere with the use or enjoyment by any other tenant of any other space in the Building.

10.                               Nothing shall be done or permitted in the Premises, and nothing shall be brought into, or kept in or about the Premises, which would impair or interfere with any of the Building Equipment or the services of the Building or the proper and economic heating, cleaning or other services of the building or the Premises, nor shall there be installed by any tenant any ventilating, air-conditioning, electrical or other equipment of any kind which, in the judgment of Landlord, might cause any such impairment or interference. No tenant, nor the employees, agents, licensees or invitees of any tenant, shall at any time bring or keep upon the Premises any inflammable, combustible or explosive fluid, chemical or substance.

11.                               No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in locks or the mechanism thereof. Duplicate keys for the Premises and toilet rooms shall be procured only from

Landlord, and Landlord may make a reasonable charge therefore. Each tenant shall, upon the expiration or sooner termination of the Lease of which these Rules and Regulations are a part, turn over to Landlord all keys to stores, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys furnished by Landlord, such tenant shall pay to Landlord the cost of replacement locks. Notwithstanding the foregoing, Tenant may, with Landlord=s prior written consent, install a security system on the Premises which uses master codes or cards instead of keys provided that Tenant shall provide Landlord with the master code or card for such system.

12.                               All removals, or the carrying in or out of any safes, freight, furniture, packages, boxes, crates or any other object or matter of any description shall take place only during such hours and in such elevators as Landlord may from time to time determine, which may involve overtime work for Landlord=s employees. Tenant shall reimburse Landlord for extra costs incurred by Landlord including but not limited to the cost of such overtime work. Landlord reserves the right to inspect all objects and matter to be brought into the Building and to exclude from the Building all objects and matter which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. Landlord may require any person leaving the Building with any package or other object or matter to submit a pass, listing such package or object or matter, from the tenant from whose premises the package or object or matter is being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on Landlord for the protection of any tenant against the removal of property from the premises of such tenant. Landlord shall in no way be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the Premises or the Building under the provisions of this Rule 12 or Rule 15 hereof.

13.                               No office tenant shall use or occupy, or permit any portion of the Premises to be used or occupied, as an office for a public stenographer or public typist, or for the possession, storage, manufacture or sale of narcotics or illicit drugs or as a barber, beauty or manicure shop, telephone or telegraph agency, telephone or secretarial service, messenger service, travel or tourist agency, retail, wholesale or discount shop for sale of merchandise, retail service shop, labor union, classroom, company engaged in the business of renting office or desk space, or for a public finance (personal loan) business, or as a hiring or employment agency, or as a stock brokerage board room. No tenant shall engage or pay any employee on the Premises, except those actually working for such tenant on the Premises, nor advertise for laborers giving an address at the Building. No tenant shall use the Premises or any part thereof, or permit the Premises or any part thereof to be used, as a restaurant, shop, booth or other stand, or for the conduct of any business or occupation which predominantly involves direct patronage of the general public, or for manufacturing, or for the sale at retail or auction of merchandise, goods or property of any kind.

14.                               Landlord shall have the right to prohibit any advertising or identifying sign by any tenant which, in the judgment of Landlord, tends to impair the appearance or reputation of the Building or the desirability of the Building as a building for offices, and upon written notice from Landlord, such tenant shall refrain from and discontinue such advertising or identifying sign.

15.                               Landlord reserves the right to exclude from the Building all employees of any tenant who do not present a pass to the Building signed by such tenant. Landlord or its agent will furnish passes to persons for whom any tenant requests same in writing. Landlord reserves the right to require all other persons entering the Building to sign a register, to be announced to the tenant such person is visiting, and to be accepted as a visitor by such tenant or to be otherwise properly identified (and, if not so accepted or identified, reserves the right to exclude such persons from the Building) and to require persons leaving the Building to sign a register or to surrender a pass given to such person by the tenant visited. Each tenant shall be responsible for all persons for whom it requests any such pass or any person who such tenant so accepts, and such tenant shall be liable to Landlord for all acts or omissions of such persons. Any person whose presence in the Building at any time shall, in the judgment of Landlord, be prejudicial to the safety, character, security, reputation or interest of the Building or the tenants of the Building may be denied access to the Building or may be ejected from the Building. In the event of invasion, riot, public excitement or other commotion, Landlord may prevent all access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of tenants and the protection of property in the Building.

16.                               Each tenant, before closing and leaving the Premises at any time, shall see that all lights, typewriters and computers, copying machines and other electrical equipment are turned off. All entrance doors in the Premises shall be kept locked by each tenant when the Premises are not in use. Entrance doors shall not be left open at any time.

17.                               Each tenant shall, at the expense of such tenant, provide light, power and water for the employees of Landlord, and the agents, contractors and employees of Landlord, while doing janitor service or other cleaning in the Premises and while making repairs or alterations in the Premises.

18.                               The Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

19.                               The requirements of tenants will be attended to only upon application at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from Landlord.

20.                               Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

21.                               There shall not be used in any space, or in the Public Areas, either by any tenant or by others, in the moving or delivery or receipt of safes, freight, furniture, packages, boxes, crates, paper, office material or any other matter or thing, any hand trucks except those equipped with rubber tires, side guards and such other safeguards as Landlord shall require.

22.                               No tenant shall cause or permit any odors of cooking or other processes, or any unusual or objectionable odors, to emanate from the Premises which would annoy other tenants or create a public or private nuisance. No cooking shall be done in the Premises except as in expressly permitted in the Lease of which these Rules and Regulations are a part.

23.                               All paneling, doors, trim or other wood products not considered furniture shall be of fire-retardant materials. Before installation of any such materials, certification of the materials= fire-retardant characteristics shall be submitted to and approved by Landlord, and all such materials shall be installed in a manner approved by Landlord.

24.                               Whenever any tenant shall submit to Landlord any plan, agreement or other document for the consent or approval of Landlord, such tenant shall pay to Landlord, on demand, a processing fee in the amount of the reasonable fees for the review thereof, including the services of any outside architect, engineer or attorney employed by Landlord to review such plan, agreement or document. It is understood that no such processing fee shall apply to the review of estoppel certificates given by Tenant.

25.                               Landlord reserves the right to rescind, alter, waive or add, as to one or more or all tenants, any reasonable rule or regulation at any time prescribed for the Building when, in the reasonable judgment of Landlord, Landlord deems it necessary or desirable for the reputation, safety, character, security, care, appearance or interests of the Building, or the preservation of good order therein, or the operation or maintenance of the Building, or the equipment thereof, or the comfort of tenants or others in the Building. No rescission, alteration, waiver or addition of any rule or regulation in respect of one tenant shall operate as a rescission, alteration or waiver in respect of any other tenant.

EXHIBIT F

TENANT ESTOPPEL CERTIFICATE

The Wachovia Securities and/or whom else it may concern:

THIS IS TO CERTIFY:

1.                                      That the undersigned is the lessee (Tenant) under that certain lease dated                                          by and between                                          as Lessor and                          as Lessee, covering those certain premises commonly known and designated as

2.                                      That said Lease has not been modified, changed, altered or amended in any respect (except as indicated following this sentence) and is the only Lease between the undersigned and the Lessor affecting said premises.

3.                                      That the undersigned has accepted and now occupies the premises, that the Lease Term began                             , that the rent for said premises has been paid to and including                        and that there has been no prepayment of rent other than that provided for in the Lease. The fixed minimum rent being paid as above is $                         per month.

4.                                      That the Lease is not in default and is in full force and effect and that as of the date hereof, the undersigned is entitled to no credit, offset or deduction in rent.

5.                                      That there are no actions, whether voluntary or otherwise, pending against the undersigned under the bankruptcy laws of the United States or any state thereof.

6.                                      That this certification is made to induce Wachovia Securities to consummate a long term mortgage loan secured by a first mortgage or trust deed on the premises, knowing that Wachovia Securities relies upon the truth of this certificate in disbursing said funds for this loan.

Dated this day of , 200 .

EXHIBIT G

DESCRIPTION OF CLEANING SERVICES

DAILY

Ground Floor Lobby

X                                       Dust and damp mop lobby, corridor & service corridor with mild cleaner.

X                                       Spray buff marble floor (high traffic areas).

X                                       Clean all building lobby glass doors.

X                                       Spot clean glass door handles and frames.

X                                       Vacuum floor runners (if in use).

X                                       Elevators - vacuum.

X                                       Elevators - wipe down exterior and interior of each cab.

X                                       Elevators - wipe call button plates.

X                                       Wiping down of Security Desk.

Common Corridor Area

X                                       Clean, polish and sanitize drinking fountains.

X                                       Elevators - wipe down cab doors and bucks.

X                                       Elevators - clean door tracks.

X                                       Remove fingerprints from all doors (toilets, exit, mechanical room, telephone room, electrical closet and janitorial closet), frames, light switches, kick and push plates, and handles.

X                                      Vacuum all common corridor carpet.

Washroom

X                                       Damp mop floors.

X                                       Clean, sanitize and polish all vitreous fixtures including toilet bowls, urinals and hand basins

X                                       Clean and sanitize all flush rings, drain and overflow outlets.

X                                       Clean and polish all chrome fittings.

X                                       Clean and sanitize toilet seats (both sides).

X                                       Clean toilet bowls and urinals with a disinfecting and deodorizing agent and leave overnight.

X                                       Clean and polish all mirrors.

X                                       Empty out all containers and disposals; insert new replacement liners.

X                                       Wash and sanitize exterior of all containers.

X                                       Empty and sanitize interior of sanitary bins in the Women’s Restrooms.

X                                       Spot clean toilet partitions.

X                                       Remove spots, stains, splashes from wall area adjacent to hand basins.

General

X                                       Formal customer review with tenants by representative from cleaning contractor.

QUARTERLY

Common Areas

X                                       Wipe down all building signages and tenant door signages.

Tenant Suite/Offices

X                                       Clean all tenants exterior and interior office doors and doorjambs.

X                                       Clean entire interior glass in partitions and doors.

X                                       Dust all window shades and tenant venetian blinds (if any).

X                                       Dry-clean area adjacent to diffuser outlet.

X                                       Wash all metal doors and doorjambs.

X                                       Wipe dawn all vinyl base molding.

Washrooms

X                                       Dry clean adjacent to diffuser outlet.

Pantry/Kitchen/Eating Areas

X                                       Clean entire interior glass in partitions and doors.

X                                       Wash down all tables and chairs.

SEMI-ANNUALLY

Floors - Resilient and Hard

X                                       Scrub, refinish and maintain all vinyl-tiled common areas in the Building.

ANNUALLY

Tenant Suite/Offices

X                                       Wash and sanitize all wastebaskets.

Floors - Resilient and Hard

X                                       Strip and refinish all vinyl-tiled common areas.

X                                       Remove all spills, smears.

Floors - Carpet

X                                       Vacuum all rugs and open carpet areas (not under desks).

X                                       Spot clean any carpet stains.

General Duties

X                                       All cleaning crews are to sign in and only the authorized supervisor can book out keys.

X                                       Supervisor to check for any requests in “Daily Housekeeping Log”.

X                                       Leave “At Your Service” notice on any observed irregularities (i.e., defective plumbing, unlocked doors, lights left on, inventory requirements, restroom supplied, etc.) for tenants and notify Building Management.

X                                       Notify designated owner’s personnel of any emergency or security situations immediately.

X                                       Report evacuation of building to Security Officers on duty.

X                                       Book in all keys.

WEEKLY

Ground Floor Lobby

X                                       Spray buff lobby marble floors (all areas).

X                                       Dust Building Directory.

X                                       Elevators - polish and shine call button plates and reflective interior surfaces.

X                                       Clean around refuse dumpster area.

Common Area

X                                       Elevators - polish call button plates on every floor.

X                                       Stairways - sweep/vacuum and dust.

X                                       Stairways - dust handrails, standpipes, fire extinguishers, etc.

Washrooms

X                                       Clean floor drain plates.

X                                       Dust metal partitions.

Tenant Suite/Offices

X                                       Dust or damp wipe all telephones and affiliated equipment using antiseptic treated cloths.

X                                       Dust all exposed filing cabinets, bookcases and shelves.

X                                       Low dust all horizontal surfaces to hand height (70”) including shelves, moldings, window sills, radiator covers and ledges.

X                                       High dust above hand height all horizontal surfaces including shelves, picture frames, moldings and ledges.

X                                       Remove all finger marks, spots, stains and marks to hand height (70’’).

Pantry/Kitchen/Eating Areas

X                                       Low dust all horizontal surfaces to hand height including sills, moldings, ledges, frames, ducts, heating outlets, etc.

X                                       High dust above hand height all horizontal surfaces including shelves, ledges, moldings, pipes, ducts, heating outlets, etc.

Floors - Carpet

X                                       Vacuum entire carpet areas (also non-open areas not addressed in Daily, such as under desks and corners).

General

X                                       “Surprise visits” by cleaning contractor’s “Quality Control” department in the evenings.

MONTHLY

Common Area

X                                       Damp mop stairways and landing.

X                                       Damp mop handrails.

Washrooms

X                                       Wash down and sanitize metal partitions.

X                                       Damp wipe and sanitize lavatory tile walls.

X                                       Vacuum diffuser outlets in ceiling and walls.

X                                       Wash inside metal trash containers.

Tenant’s Suite/Offices

X                                       Clean and polish bright metal to hand height e.g., door handles.

X                                       Remove dust and cobwebs from ceiling tiles.

X                                       Vacuum diffuser outlets in ceiling

X                                      Remove fingerprints from doors, frames, light switches, kick and push plates, door handles, tiled walls, etc.

X                                       Refill all dispensers to normal limits - napkin, soap, toilet tissue, paper towels, etc. An extra roll of toilet tissue is to be placed for each stall.

X                                       Paper hand towels must be filled to capacity each evening in proper alignment so as to allow for proper dispensation.

X                                       Check operation of hand towels, soap and napkin dispensers.

Tenant Suite/Offices

X                                       Empty wastebaskets and other refuse such as cardboard boxes, which cleaners will flatten and transport to designated area in the loading dock.

X                                       Replace wastebasket liners if necessary.

NOTE:                                                       ALL REFUSE NOT IN STANDARD WASTEBASKET MUST BE DESIGNATED AS TRASH BY THE TENANTS.

X                                       Dust all office furniture.

X                                       Clean and service sand urns - if any. (Sand and screens to be furnished by clients).

X                                       Clean all counter tops.

X                                       Spot clean tenant’s reception lobby front door, sidelights and glass partitions (if any).

X                                       Spot clean all tenant’s interior partitions and various rooms’ doors.

X                                       Turn off all lights at the end of the evening except those to be left on (safety lights) in tenant’s and Common corridor areas and lock all main entrance doors.

X                                       All windows are to be closed and locked.

Pantry/Kitchen/Eating Areas

X                                       Remove fingerprints from doors, frames, light switches, kick and push plates, and handles.

X                                       Empty all containers and disposals. Sanitize interior rand replace with new liners.

X                                       Wash and sanitize exterior of all containers.

X                                       Spot clean interior glass in partitions and doors.

X                                       Nightly cleaning of kitchen areas includes:

1.                                      Tables

2.                                      Chairs

3.                                      Kitchen Counters

4.                                      Sinks

5.                                      Spot cleaning of walls

Floors - Resilient and Hard (vinyl tiled area)

X                                       Dust and damp mop.

Dust and damp mop lobby, corridor & service corridor with mild cleaner.

X                                       Spray buff marble floor (high traffic areas).

X                                       Clean all building lobby glass doors.

X                                       Spot clean glass door handles and frames.

X                                       Vacuum floor runners (if in use).

X                                       Elevators - vacuum.

X                                       Elevators - wipe down exterior and interior of each cab.

X                                       Elevators - wipe call button plates.

X                                       Wiping down of Security Desk.

Common Corridor Area

X                                       Clean, polish and sanitize drinking fountains.

X                                       Elevators - wipe down cab doors and bucks.

X                                       Elevators - clean door tracks.

X                                       Remove fingerprints from all doors (toilets, exit, mechanical room, telephone room, electrical closet and janitorial closet), frames, light switches, kick and push plates, and handles.

X                                       Vacuum all common corridor carpet.

Washroom

X                                       Damp mop floors.

X                                       Clean, sanitize and polish all vitreous fixtures including toilet bowls, urinals and hand basins

X                                       Clean and sanitize all flush rings, drain and overflow outlets.

X                                       Clean and polish all chrome fittings.

X                                       Clean and sanitize toilet seats (both sides).

X                                       Clean toilet bowls and urinals with a disinfecting and deodorizing agent and leave overnight.

X                                       Clean and polish all mirrors.

X                                       Empty out all containers and disposals; insert new replacement liners.

X                                       Wash and sanitize exterior of all containers.

X                                       Empty and sanitize interior of sanitary bins in the Women’s Restrooms.

X                                       Spot clean toilet partitions.

X                                       Remove spots, stains, splashes from wall area adjacent to hand basins.

General

X                                       Formal customer review with tenants by representative from cleaning contractor.

QUARTERLY

Common Areas

X                                       Wipe down all building signages and tenant door signages.

Tenant Suite/Offices

X                                       Clean all tenants exterior and interior office doors and doorjambs.

X                                       Clean entire interior glass in partitions and doors.

X                                       Dust all window shades and tenant venetian blinds (if any).

X                                       Dry-clean area adjacent to diffuser outlet.

X                                       Wash all metal doors and doorjambs.

X                                       Wipe down all vinyl base molding.

Washrooms

X                                       Dry clean adjacent to diffuser outlet.

Pantry/Kitchen/Eating Areas

X                                       Clean entire interior glass in partitions and doors.

X                                       Wash down all tables and chairs.

SEMI-ANNUALLY

Floors - Resilient and Hard

X                                       Scrub, refinish and maintain all vinyl-tiled common areas in the Building.

ANNUALLY

Tenant Suite/Offices

X                                       Wash and sanitize all wastebaskets.

Floors - Resilient and Hard

X                                       Strip and refinish all vinyl-tiled common areas.

X                                       Remove all spills, smears.

Floors - Carpet

X                                       Vacuum all rugs and open carpet areas (not under desks).

X                                       Spot clean any carpet stains.

General Duties

X                                       All cleaning crews are to sign in and only the authorized supervisor can book out keys.

X                                       Supervisor to check for any requests in “Daily Housekeeping Log”.

X                                       Leave “At Your Service” notice on any observed irregularities (i.e., defective plumbing, unlocked doors, lights left on, inventory requirements, restroom supplied, etc.) for tenants and notify Building Management.

X                                       Notify designated owner’s personnel of any emergency or security situations immediately.

X                                       Report evacuation of building to Security Officers on duty.

X                                       Book in all keys.

WEEKLY

Ground Floor Lobby

X                                       Spray buff lobby marble floors (all areas).

X                                       Dust Building Directory.

X                                       Elevators - polish and shine call button plates and reflective interior surfaces.

X                                       Clean around refuse dumpster area.

Common Area

X                                       Elevators - polish call button plates on every floor.

X                                       Stairways - sweep/vacuum and dust.

X                                       Stairways - dust handrails, standpipes, fire extinguishers, etc.

Washrooms

X                                       Clean floor drain plates.

X                                       Dust metal partitions.

Tenant Suite/Offices

X                                       Dust or damp wipe all telephones and affiliated equipment using antiseptic treated cloths.

X                                       Dust all exposed filing cabinets, bookcases and shelves.

X                                       Low dust all horizontal surfaces to hand height (70’’) including shelves, moldings, window sills, radiator covers and ledges.

X                                       High dust above hand height all horizontal surfaces including shelves, picture frames, moldings and ledges.

X                                       Remove all finger marks, spots, stains and marks to band height (70’’).

Pantry/Kitchen/Eating Areas

X                                       Low dust all horizontal surfaces to hand height including sills, moldings, ledges, frames, ducts, heating outlets, etc.

X                                      High dust above hand height all horizontal surfaces including shelves, ledges, moldings, pipes, ducts, heating outlets, etc.

Floors - Carpet

X                                       Vacuum entire carpet areas (also non-open areas not addressed in Daily, such as under desks and corners).

General

X                                       “Surprise visits” by cleaning contractor’s “Quality Control” department in the evenings.

MONTHLY

Common Area

X                                       Damp mop stairways and landing.

X                                       Damp mop handrails.

Washrooms

X                                       Wash down and sanitize metal partitions.

X                                       Damp wipe and sanitize lavatory tile walls.

X                                       Vacuum diffuser outlets in ceiling and walls.

X                                       Wash inside metal trash containers.

Tenant’s Suite/Offices

X                                       Clean and polish bright metal to hand height e.g., door handles.

X                                       Remove dust and cobwebs from ceiling tiles.

X                                       Vacuum diffuser outlets in ceiling

X                                       Remove fingerprints from doors, frames, light switches, kick and push plates, door handles, tiled walls, etc.

X                                       Refill all dispensers to normal limits - napkin, soap, toilet tissue, paper towels, etc. An extra roll of toilet tissue is to be placed for each stall.

X                                       Paper hand towels must be filled to capacity each evening in proper alignment so as to allow for proper dispensation.

X                                       Check operation of hand towels, soap and napkin dispensers.

Tenant Suite/Offices

X                                       Empty wastebaskets and other refuse such as cardboard boxes, which cleaners will flatten and transport to designated area in the loading dock.

X                                       Replace wastebasket liners if necessary.

NOTE:                                                       ALL REFUSE NOT IN STANDARD WASTEBASKET MUST BE DESIGNATED AS TRASH BY THE TENANTS.

X                                       Dust all office furniture.

X                                       Clean and service sand urns - if any. (Sand and screens to be furnished by clients).

X                                       Clean all counter tops.

X                                       Spot clean tenant’s reception lobby front door, sidelights and glass partitions (if any).

X                                       Spot clean all tenant’s interior partitions and various rooms’ doors.

X                                       Turn off all lights at the end of the evening except those to be left on (safety lights) in tenant’s and Common corridor areas and lock all main entrance doors.

X                                       All windows are to be closed and locked.

Pantry/Kitchen/Eating Areas

X                                       Remove fingerprints from doors, frames, light switches, kick and push plates, and handles.

X                                       Empty all containers and disposals. Sanitize interior rand replace with new liners.

X                                       Wash and sanitize exterior of all containers.

X                                       Spot clean interior glass in partitions and doors.

X                                       Nightly cleaning of kitchen areas includes:

1.                                      Tables

2.                                      Chairs

3.                                      Kitchen Counters

4.                                      Sinks

5.                                      Spot cleaning of walls

Floors - Resilient and Hard (vinyl tiled area)

X                                       Dust and damp mop.